United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4017

(Investment Company Act File Number)

Federated Equity Funds

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 09/30/2011

Date of Reporting Period: 09/30/2011

Item 1. Reports to Stockholders

Annual Shareholder Report
September 30, 2011

Share Class	Ticker
A	VSFAX
C	VSFCX
R*	VSFIX
Institutional	VSFRX

*formerly, Class K Shares

Federated Clover Small Value Fund

(Successor to the Touchstone Diversified Small
Cap Value Fund Established 1996)

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,

I am pleased to present the Annual Shareholder Report for your fund covering the period from October 1, 2010 through September 30, 2011. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.

In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.

Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.

Sincerely,

J. Christopher Donahue, President

Not FDIC Insured May Lose Value No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)

For the fiscal year ended September 30, 2011, the Fund produced a total return, based on net asset value, of -6.31% for Class A Shares, -6.99% for Class C Shares, -6.51% for Class R Shares1 and -6.06% for Institutional Shares. For the same period, the total return for the Russell 2000® Value Index2 (RU2V), a broad-based securities market index, was -5.99%. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the RU2V.

The following discussion will focus on the performance of the Fund's Institutional Shares.

MARKET OVERVIEW

The market environment during the Fund's fiscal year was characterized by a strong start which eventually succumbed to a decelerating economic environment, leading to declines for small cap stocks.3 Late year, reevaluations of the velocity and rate of change in gross domestic product, employment, housing, currencies and earnings caused investors to seek safe havens. Unfortunately, during this reallocation, investors chose to steer away from smaller companies. A decline in small cap stocks during times of perceived economic difficulty has been a dependable historical pattern and this time was no different. For this reason, despite lingering economic concerns, small company stocks finished the quarter at attractive valuations.

FUND PERFORMANCE

Fund performance was slightly below the RU2V for the year. Fund management's focus on deploying capital to inexpensive stocks with improving fundamentals was only partially rewarded during this period. Outperformance was derived from stock selection within the Consumer Discretionary, Financials, Information Technology, Healthcare and Energy sectors. Small sector over- and underweights relative to the RU2V also made a modest positive contribution to performance. These strengths were offset by weakness in the Materials, Industrials, Consumer Staples and Utilities sectors. During the period portfolio-level risk management aided in controlling volatility.

Individual stocks that contributed to the Fund's performance resided in multiple sectors across the Fund. In the Consumer Discretionary sector, multiline retailer Dillard's benefitted from internal operating adjustments leading to margin expansion. In the Financials sector, manufactured home community real estate investment trust, Sun Communities, benefitted from relative stability in a turbulent housing market. The top five positive individual contributors were: Kodiak Oil & Gas; Frontier Oil; Lufkin Industries; Southern Union; and SRA International. As referenced earlier, the contribution of individual sector Annual Shareholder Report

1

over- and underweights were modest and in total had a small positive impact on overall portfolio performance. Detracting from Fund performance were a variety of individual positions within the Metals and Mining, and Aerospace and Defense industries.

POSITIONING AND STRATEGY

All of the Fund's stock selections shared the attributes of being inexpensive and having improving fundamentals. In addition, there was a concerted focus on companies with the financial strength to weather today's uncertain environment. The Fund's emphasis on companies with consistent cash flows and strong balance sheets was an integral part of the Adviser's investment process. This positioning, while not recognized in all periods, has previously been the source of the above average investment returns.

During the reporting period, the volatility of the broad market presented opportunities for the Fund to purchase companies whose long-term intrinsic value appeared to be underestimated by the market. Particularly during the most recent quarter, Fund management observed situations surrounded by fear, uncertainty or adverse news flow which provided opportunities that could be acted upon to the potential benefit of shareholders. Fund management's disciplined approach to evaluating these situations resulted in purchases across multiple sectors within the portfolio.

The Fund concluded the fiscal year with small overweights relative to the RU2V in Energy and Materials, while being underweight in the Financial Services sector. The Fund's characteristically small sector over- or underweights relative to the RU2V were driven not by economic forecasts but rather by the analysts' view of company-specific opportunities within each sector. While the Fund's managers remained cognizant of macroeconomic factors, the investment approach focused primarily on bottom-up, fundamental analysis that sought to construct a well-diversified,4 risk-controlled portfolio.

1	The Fund's Class R Shares commenced operations on December 1, 2010. For the period prior to the Class R Shares' inception, performance is shown for the Fund's Class A Shares adjusted to reflect the expenses of the Class R Shares.
2	The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Because the Fund invests in smaller companies, it may be more volatile and subject to greater short-term risk than funds that invest in larger companies. Smaller companies may have limited resources, product lines and markets and their securities may trade less frequently and in more limited volumes than securities of larger companies. Value stocks tend to have higher dividends and thus have a higher income-related component in their total return than growth stocks. Value stocks also may lag growth stocks in performance, particularly in late stages of a market advance.
4	Diversification does not assure a profit nor protect against loss.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT

The Fund's Class R Shares commenced operations on December 1, 2010. The Fund's Institutional Shares commenced operations on August 29, 2009. The Fund offers two other classes of shares: Class A Shares and Class C Shares. For the period prior to the commencement of operations of Class R Shares and Institutional Shares, the performance information shown is for the Fund's Class A Shares. In relation to Class R Shares, the performance of Class A Shares has been adjusted to reflect the expenses applicable to Class R Shares. In relation to the Institutional Shares, the perfomance of Class A Shares has not been adjusted to reflect expenses of Institutional Shares since Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of operations of Institutional Shares. Additionally, for both the Class R Shares and Institutional Shares, the performance information shown below has been adjusted to reflect the absence of sales charges applicable to Class A Shares. The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Clover Small Value Fund (the “Fund”)2 from September 30, 2001 to September 30, 2011, compared to the Russell 2000® Value Index (RU2V).3

Average Annual Total Returns for the Period Ended 9/30/2011

(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)

Share Class	1 Year	5 Years	10 Years
Class A Shares	-11.46%	-0.58%	5.77%
Class C Shares	-7.92%	-0.05%	5.66%
Class R Shares	-6.51%	0.23%	6.07%
Institutional Shares	-6.06%	0.67%	6.43%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

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GROWTH OF A $10,000 INVESTMENT – CLASS a SHARES

  Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

GROWTH OF A $10,000 INVESTMENT – CLASS c SHARES

  Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

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GROWTH OF A $10,000 INVESTMENT – CLASS R SHARES

GROWTH OF A $10,000 INVESTMENT – institutional shares

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charges = $9,450); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RU2V has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The Fund is the successor to Touchstone Diversified Small Cap Value Fund, a portfolio of Touchstone Funds Group Trust, pursuant to a reorganization that took place as of the close of business on August 28, 2009. The information presented above, for the periods prior to August 28, 2009, is historical information for Touchstone Diversified Small Cap Value Fund.
3	The RU2V is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
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Portfolio of Investments Summary Table (unaudited)

At September 30, 2011, the Fund's sector composition1 was as follows:

Sector Composition	Percentage of Total Net Assets
Financials	32.9%
Industrials	14.0%
Consumer Discretionary	10.4%
Information Technology	10.0%
Utilities	7.5%
Materials	6.5%
Energy	6.0%
Health Care	6.0%
Consumer Staples	2.9%
Cash Equivalents[2]	3.6%
Other Assets and Liabilities — Net[3]	0.2%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments

September 30, 2011

Shares			Value
		COMMON STOCKS – 96.2%
		Consumer Discretionary – 10.4%
182,800		bebe stores, Inc.	1,228,416
132,450		Brown Shoe Co., Inc.	943,044
102,567	[1]	Build-A-Bear Workshop, Inc.	523,092
140,885		Cooper Tire & Rubber Co.	1,534,238
26,775		Dillards, Inc., Class A	1,164,177
94,925		Finish Line, Inc., Class A	1,897,551
265,125		Hot Topic, Inc.	2,022,904
64,550	[1]	JAKKS Pacific, Inc.	1,223,222
190,925	[1]	K-Swiss, Inc., Class A	811,431
121,475	[1]	La-Z Boy Chair Co.	900,130
120,475	[1]	New York Times Co., Class A	699,960
104,125		RadioShack Corp.	1,209,932
70,000		Rent-A-Center, Inc.	1,921,500
105,085		Service Corp. International	962,579
140,000		Spartan Motors, Inc.	578,200
42,310	[1]	Tenneco Automotive, Inc.	1,083,559
338,445	[1]	Wet Seal, Inc., Class A	1,516,233
226,575		World Wrestling Entertainment, Inc.	2,018,783
		TOTAL	22,238,951
		Consumer Staples – 2.9%
259,900	[1]	Alliance One International, Inc.	634,156
62,195		Spartan Stores, Inc.	962,779
159,175	[1]	The Pantry, Inc.	1,930,793
42,055	[1]	TreeHouse Foods, Inc.	2,600,681
		TOTAL	6,128,409
		Energy – 6.0%
46,775	[1]	Bill Barrett Corp.	1,695,126
7,375		Carbo Ceramics, Inc.	756,159
81,350	[1]	Energy XXI (Bermuda) Ltd.	1,744,957
104,825	[1]	Helix Energy Solutions Group, Inc.	1,373,207
47,925	[1]	Hornbeck Offshore Services, Inc.	1,193,812
17,650		Lufkin Industries, Inc.	939,157
28,825	[1]	Oil States International, Inc.	1,467,769
124,325	[1]	PetroQuest Energy, Inc.	683,788
29,075	[1]	Rosetta Resources, Inc.	994,946
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Shares			Value
193,725	[1]	Sandridge Energy, Inc.	1,077,111
70,100	[1]	Tesco Corp.	813,160
		TOTAL	12,739,192
		Financials – 32.9%
124,650		Alterra Capital Holdings Ltd.	2,364,610
26,615		American Campus Communities, Inc.	990,344
135,900	[1]	American Capital Ltd.	926,838
83,325		Apollo Investment Corp.	626,604
97,083		Argo Group International Holdings Ltd.	2,754,245
199,425		Brookline Bancorp, Inc.	1,537,567
246,925	[1]	CNO Financial Group, Inc.	1,335,864
20,200		Cash America International, Inc.	1,033,432
43,175		City Holding Co.	1,165,293
70,525		Delphi Financial Group, Inc., Class A	1,517,698
56,500		DuPont Fabros Technology, Inc.	1,112,485
73,250		East West Bancorp, Inc.	1,092,158
61,650		Employers Holdings, Inc.	786,654
194,545		FNB Corp. (PA)	1,667,251
344,100		First Commmonwealth Financial Corp.	1,273,170
125,875		First Niagara Financial Group, Inc.	1,151,756
132,000		First Potomac Realty Trust	1,646,040
100,500		FirstMerit Corp.	1,141,680
160,040		Flushing Financial Corp.	1,728,432
210,375		Hersha Hospitality Trust	727,898
23,130		Iberiabank Corp.	1,088,498
70,330		Independent Bank Corp.- Massachusetts	1,528,974
211,875	[1]	Knight Capital Group, Inc., Class A	2,576,400
84,820		LTC Properties, Inc.	2,147,642
45,875		Lazard Ltd., Class A	967,963
296,450		Lexington Realty Trust	1,938,783
366,360		MFA Mortgage Investments, Inc.	2,571,847
192,230	[1]	MGIC Investment Corp.	359,470
175,220		Maiden Holdings Ltd.	1,294,876
231,385		National Penn Bancshares, Inc.	1,622,009
56,925		National Retail Properties, Inc.	1,529,575
107,700		Northwest Bancshares, Inc.	1,282,707
101,350	[1]	Ocwen Financial Corp.	1,338,834
172,125		Old National Bancorp	1,604,205
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Shares			Value
79,025	[1]	PHH Corp.	1,270,722
103,350		Pebblebrook Hotel Trust	1,617,427
55,110		Platinum Underwriters Holdings Ltd.	1,694,632
37,050		ProAssurance Corp.	2,668,341
36,600		Prosperity Bancshares, Inc.	1,196,088
93,000		Starwood Property Trust, Inc.	1,595,880
114,450	[1]	Summit Hotel Properties, Inc.	808,017
64,585		Sun Communities, Inc.	2,272,746
120,375	[1]	Sunstone Hotel Investors, Inc.	684,934
262,650		Susquehanna Bankshares, Inc.	1,436,696
78,155		Trustmark Corp.	1,418,513
272,950		Umpqua Holdings Corp.	2,399,230
110,345		Washington Federal, Inc.	1,405,795
81,825		Webster Financial Corp. Waterbury	1,251,923
		TOTAL	70,152,746
		Health Care – 6.0%
39,175	[1]	Alere, Inc.	769,789
82,375	[1]	Alkermes, Inc.	1,257,042
26,525	[1]	BioMarin Pharmaceutical, Inc.	845,352
13,750	[1]	Covance, Inc.	624,937
44,675	[1]	Coventry Health Care, Inc.	1,287,087
53,000	[1]	HealthSouth Corp.	791,290
35,200	[1]	Healthspring, Inc.	1,283,392
28,780	[1]	Magellan Health Services, Inc.	1,390,074
29,550		Medicis Pharmaceutical Corp., Class A	1,077,984
49,000		Meridian Bioscience, Inc.	771,260
43,562	[1]	Merit Medical Systems, Inc.	572,405
14,205	[1]	Par Pharmaceutical Cos., Inc.	378,137
13,100		Teleflex, Inc.	704,387
57,865	[1]	ViroPharma, Inc.	1,045,621
		TOTAL	12,798,757
		Industrials – 14.0%
58,705		Ampco-Pittsburgh Corp.	1,200,517
84,120		Barnes Group, Inc.	1,619,310
67,330	[1]	Ceradyne, Inc.	1,810,504
38,285		Curtiss Wright Corp.	1,103,757
73,410		Deluxe Corp.	1,365,426
56,425		Ducommun, Inc.	845,246
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Shares			Value
63,900	[1]	Eagle Bulk Shipping, Inc.	100,323
36,110	[1]	EnPro Industries, Inc.	1,071,745
17,285	[1]	Esterline Technologies Corp.	896,054
24,400	[1]	Exponent, Inc.	1,008,452
55,300		Freightcar America, Inc.	796,873
58,175	[1]	Hub Group, Inc.	1,644,607
68,475	[1]	Insituform Technologies, Inc., Class A	792,941
64,850	[1]	Interline Brands, Inc.	834,619
295,350	[1]	Jet Blue Airways Corp.	1,210,935
156,425	[1]	KForce Com, Inc.	1,534,529
80,800		Knight Transportation, Inc.	1,075,448
191,775	[1]	Kratos Defense & Security Solutions	1,288,728
133,730	[1]	Pike Electric Corp.	905,352
91,800	[1]	RailAmerica, Inc.	1,196,154
49,790	[1]	School Specialty, Inc.	355,003
127,450		Seaspan Corp.	1,460,577
26,125	[1]	Thomas & Betts Corp.	1,042,649
50,775		Titan International, Inc.	761,625
73,850		Tredegar Industries, Inc.	1,095,195
35,455		Triumph Group, Inc.	1,728,077
204,200	[1]	US Airways Group, Inc.	1,123,100
		TOTAL	29,867,746
		Information Technology – 10.0%
21,625	[1]	Anixter International, Inc.	1,025,890
51,490		Black Box Corp.	1,099,312
45,535	[1]	CSG Systems International, Inc.	575,562
69,745		CTS Corp.	567,027
95,275	[1]	Fairchild Semiconductor International, Inc., Class A	1,028,970
122,686	[1]	Finisar Corp.	2,151,912
115,375		First American Financial Corp.	1,476,800
107,445	[1]	Insight Enterprises, Inc.	1,626,717
96,975		Intersil Holding Corp.	997,873
53,535	[1]	j2 Global Communications, Inc.	1,440,091
79,625	[1]	LivePerson, Inc.	792,269
28,300		MTS Systems Corp.	867,112
38,250	[1]	Multi-Fineline Electronix, Inc.	762,705
170,600		Pulse Electronics Corp.	487,916
131,100	[1]	RF Micro Devices, Inc.	831,174
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Shares			Value
122,135	[1]	Symmetricom, Inc.	530,066
101,050	[1]	Take-Two Interactive Software, Inc.	1,285,356
107,650	[1]	Tessera Technologies, Inc.	1,285,341
92,400	[1]	Triquint Semiconductor, Inc.	463,848
37,925	[1]	Verint Systems, Inc.	997,048
33,125	[1]	ViaSat, Inc.	1,103,394
		TOTAL	21,396,383
		Materials – 6.5%
106,525	[1]	Calgon Carbon Corp.	1,552,069
53,100	[1]	Georgia Gulf Corp.	734,373
95,100	[1]	Globe Specialty Metals, Inc.	1,380,852
179,875	[1]	Hecla Mining Co.	964,130
32,425	[1]	Intrepid Potash, Inc.	806,410
66,175	[1]	Kapstone Paper and Packaging Corp.	919,171
37,075		Koppers Holdings, Inc.	949,491
43,120	[1]	Materion Corp	977,962
21,000		Minerals Technologies, Inc.	1,034,670
29,184	[1]	Molycorp, Inc.	959,278
163,660		Myers Industries, Inc.	1,661,149
33,655	[1]	OM Group, Inc.	874,020
184,650	[1]	Thompson Creek Metals Co., Inc.	1,120,825
		TOTAL	13,934,400
		Utilities – 7.5%
38,340		AGL Resources, Inc.	1,561,972
128,150		Avista Corp.	3,056,377
72,500		Cleco Corp.	2,475,150
47,700		El Paso Electric Co.	1,530,693
49,175		Idacorp, Inc.	1,857,832
136,975		Portland General Electric Co.	3,244,938
135,550		TECO Energy, Inc.	2,321,971
		TOTAL	16,048,933
		TOTAL COMMON STOCKS (IDENTIFIED COST $229,471,577)	205,305,517
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Shares			Value
		MUTUAL FUND – 3.6%
7,651,061	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.17% (AT NET ASSET VALUE)	7,651,061
		TOTAL INVESTMENTS — 99.8% (IDENTIFIED COST $237,122,638)[4]	212,956,578
		OTHER ASSETS AND LIABILITIES - NET — 0.2%[5]	347,442
		TOTAL NET ASSETS — 100%	$213,304,020
1	Non-income producing security.
2	Affiliated holding.
3	7-Day net yield.
4	The cost of investments for federal tax purposes amounts to $238,866,353.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at September 30, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of September 30, 2011, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.

The following acronym is used throughout this portfolio:

ADR	— American Depositary Receipt

See Notes which are an integral part of the Financial Statements

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Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended September 30,				Period Ended 9/30/2007[1,3,4]
	2011	2010	2009[1,2]	2008[1,3]
Net Asset Value, Beginning of Period	$18.18	$16.07	$17.97	$27.81	$38.31
Income From Investment Operations:
Net investment income	0.04[5]	0.05[5]	0.10[5]	0.05	0.03
Net realized and unrealized gain (loss) on investments	(1.18)	2.21	(1.07)	(2.30)	0.54
TOTAL FROM INVESTMENT OPERATIONS	(1.14)	2.26	(0.97)	(2.25)	0.57
Less Distributions:
Distributions from net investment income	(0.03)	(0.01)	(0.12)	(0.11)	—
Distributions from net realized gain on investments	—	(0.14)	(0.81)	(7.48)	(11.07)
TOTAL DISTRIBUTIONS	(0.03)	(0.15)	(0.93)	(7.59)	(11.07)
Net Asset Value, End of Period	$17.01	$18.18	$16.07	$17.97	$27.81
Total Return[6]	(6.31)%	14.16%	(3.41)%	(8.85)%	1.68%
Ratios to Average Net Assets:
Net expenses	1.26%[7]	1.31%	1.45%	1.45%	1.28%[8]
Net investment income	0.21%	0.30%	1.12%	0.67%	0.23%[8]
Expense waiver/reimbursement[9]	0.36%	0.39%	0.11%	4.42%	0.53%[8]
Supplemental Data:
Net assets, end of period (000 omitted)	$113,930	$106,030	$102,599	$625	$205
Portfolio turnover	72%	72%	68%	67%	79%

1	Touchstone Diversified Small Cap Value Fund (the “Predecessor Fund”) was reorganized into Federated Clover Small Value Fund (the “Fund”) as of the close of business on August 28, 2009. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Beginning with the year ended September 30, 2009, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
3	Due to the reorganization: (1) the number of outstanding shares of the Predecessor Fund decreased by a factor of 1.42; and (2) since the Predecessor Fund's total number of shares outstanding decreased, the net asset value increased. The reorganization did not affect the value of the Predecessor Fund's net assets or each shareholder's proportional ownership interest in those assets. Per share data has been restated, where applicable.
4	Reflects operations for the period from November 20, 2006 (commencement of operations) to September 30, 2007.
5	Per share numbers have been calculated using the average shares method.
6	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
7	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.25% for the year ended September 30, 2011, after taking into account this expense reduction.
8	Computed on an annualized basis.
9	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

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Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended September 30,				Period Ended 9/30/2007[1,3,4]
	2011	2010	2009[1,2]	2008[1,3]
Net Asset Value, Beginning of Period	$17.99	$16.02	$17.88	$27.90	$38.60
Income From Investment Operations:
Net investment income (loss)	(0.11)[5]	(0.08)[5]	0.01[5]	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	(1.14)	2.19	(1.01)	(2.44)	0.43
TOTAL FROM INVESTMENT OPERATIONS	(1.25)	2.11	(1.00)	(2.45)	0.37
Less Distributions:
Distributions from net investment income	(0.02)	—	(0.05)	(0.09)	—
Distributions from net realized gain on investments	—	(0.14)	(0.81)	(7.48)	(11.07)
TOTAL DISTRIBUTIONS	(0.02)	(0.14)	(0.86)	(7.57)	(11.07)
Net Asset Value, End of Period	$16.72	$17.99	$16.02	$17.88	$27.90
Total Return[6]	(6.99)%	13.28%	(3.64)%	(9.56)%	1.26%
Ratios to Average Net Assets:
Net expenses	2.01%[7]	2.06%	2.20%	2.20%	1.86%[8]
Net investment income (loss)	(0.53)%	(0.44)%	0.08%	(0.09)%	(0.38)%[8]
Expense waiver/reimbursement[9]	0.36%	0.39%	0.93%	2.19%	—
Supplemental Data:
Net assets, end of period (000 omitted)	$12,566	$7,075	$5,071	$619	$79
Portfolio turnover	72%	72%	68%	67%	79%

1	The Predecessor Fund was reorganized into the Fund as of the close of business on August 28, 2009. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Beginning with the year ended September 30, 2009, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
3	Due to the reorganization: (1) the number of outstanding shares of the Predecessor Fund decreased by a factor of 1.42; and (2) since the Predecessor Fund's total number of shares outstanding decreased, the net asset value increased. The reorganization did not affect the value of the Predecessor Fund's net assets or each shareholder's proportional ownership interest in those assets. Per share data has been restated, where applicable.
4	Reflects operations for the period from November 20, 2006 (commencement of operations) to September 30, 2007.
5	Per share numbers have been calculated using the average shares method.
6	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
7	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 2.00% for the year ended September 30, 2011, after taking into account this expense reduction.
8	Computed on an annualized basis.
9	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

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Financial Highlights – Class R Shares

(For a Share Outstanding Throughout the Period)

Period Ended September 30	2011[1]
Net Asset Value, Beginning of Period	$19.19
Income From Investment Operations:
Net investment income	0.05[2]
Net realized and unrealized loss on investments	(2.22)
TOTAL FROM INVESTMENT OPERATIONS	(2.17)
Less Distributions:
Distributions from net investment income	(0.03)
Net Asset Value, End of Period	$16.99
Total Return[3]	(11.35)%
Ratios to Average Net Assets:
Net expenses	1.51%[4,5]
Net investment income	0.30%[5]
Expense waiver/reimbursement[6]	0.53%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$83
Portfolio turnover	72%[7]
1	Reflects operations for the period from December 1, 2010 (date of initial investment) to September 30, 2011.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.48% for the period ended September 30, 2011, after taking into account this expense reduction.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the entire fiscal year ended September 30, 2011.

See Notes which are an integral part of the Financial Statements

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Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended September 30,		Period Ended 9/30/2009[1]
	2011	2010
Net Asset Value, Beginning of Period	$18.23	$16.09	$15.42
Income From Investment Operations:
Net investment income	0.10[2]	0.10[2]	0.01[2]
Net realized and unrealized gain (loss) on investments	(1.19)	2.20	0.66
TOTAL FROM INVESTMENT OPERATIONS	(1.09)	2.30	0.67
Less Distributions:
Distributions from net investment income	(0.07)	(0.02)	—
Distributions from net realized gain on investments	—	(0.14)	—
TOTAL DISTRIBUTIONS	(0.07)	(0.16)	—
Net Asset Value, End of Period	$17.07	$18.23	$16.09
Total Return[3]	(6.06)%	14.43%	4.35%
Ratios to Average Net Assets:
Net expenses	1.01%[4]	1.06%	1.19%[5]
Net investment income	0.49%	0.60%	0.70%[5]
Expense waiver/reimbursement[6]	0.33%	0.41%	0.25%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$86,725	$52,136	$9,161
Portfolio turnover	72%	72%	68%[7]
1	Reflects operations for the period from August 29, 2009 (deemed the date of initial investment, pursuant to a reorganization that took place on August 28, 2009) to September 30, 2009.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.00% for the year ended September 30, 2011, after taking into account this expense reduction.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the entire fiscal year ended September 30, 2009.

See Notes which are an integral part of the Financial Statements

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Statement of Assets and Liabilities

September 30, 2011

Assets:
Total investments in securities, at value including $7,651,061 of investments in an affiliated holding (Note 5) (identified cost $237,122,638)		$212,956,578
Cash		30,250
Income receivable		278,657
Receivable for investments sold		1,922,152
Receivable for shares sold		619,584
TOTAL ASSETS		215,807,221
Liabilities:
Payable for investments purchased	$1,822,765
Payable for shares redeemed	484,896
Payable for transfer and dividend disbursing agent fees and expenses	66,179
Payable for distribution services fee (Note 5)	7,928
Payable for shareholder services fee (Note 5)	48,201
Accrued expenses	73,232
TOTAL LIABILITIES		2,503,201
Net assets for 12,536,663 shares outstanding		$213,304,020
Net Assets Consist of:
Paid-in capital		$237,971,556
Net unrealized depreciation of investments		(24,166,060)
Accumulated net realized loss on investments		(1,076,419)
Undistributed net investment income		574,943
TOTAL NET ASSETS		$213,304,020
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Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($113,930,373 ÷ 6,698,781 shares outstanding), no par value, unlimited shares authorized	$17.01
Offering price per share (100/94.50 of $17.01)	$18.00
Redemption proceeds per share	$17.01
Class C Shares:
Net asset value per share ($12,565,717 ÷ 751,564 shares outstanding), no par value, unlimited shares authorized	$16.72
Offering price per share	$16.72
Redemption proceeds per share (99.00/100 of $16.72)	$16.55
Class R Shares:
Net asset value per share ($82,783 ÷ 4,873 shares outstanding), no par value, unlimited shares authorized	$16.99
Offering price per share	$16.99
Redemption proceeds per share	$16.99
Institutional Shares:
Net asset value per share ($86,725,147 ÷ 5,081,445 shares outstanding), no par value, unlimited shares authorized	$17.07
Offering price per share	$17.07
Redemption proceeds per share	$17.07

See Notes which are an integral part of the Financial Statements

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Statement of Operations

Year Ended September 30, 2011

Investment Income:
Dividends (including $17,705 received from an affiliated holding (Note 5))			$3,274,362
Expenses:
Investment adviser fee (Note 5)		$1,998,040
Administrative fee (Note 5)		263,314
Custodian fees		28,946
Transfer and dividend disbursing agent fees and expenses (Note 2)		432,880
Directors'/Trustees' fees		1,603
Auditing fees		30,048
Legal fees		5,888
Portfolio accounting fees		95,698
Distribution services fee (Note 5)		91,247
Shareholder services fee (Note 5)		365,510
Account administration fee (Note 2)		1,780
Share registration costs		83,419
Printing and postage		57,207
Insurance premiums		4,454
Miscellaneous		4,468
TOTAL EXPENSES		3,464,502
Waivers, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(514,014)
Waiver of administrative fee (Note 5)	(51,107)
Waiver of distribution services fee (Note 5)	(209)
Reimbursement of transfer and dividend disbursing agent fees and expenses (Note 2) and (Note 5)	(187,648)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(24,320)
TOTAL WAIVERS, REIMBURSEMENTS AND REDUCTION		(777,298)
Net expenses			2,687,204
Net investment income			587,158
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			16,630,242
Net change in unrealized appreciation of investments			(38,798,028)
Net realized and unrealized loss on investments			(22,167,786)
Change in net assets resulting from operations			$(21,580,628)

See Notes which are an integral part of the Financial Statements

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Statement of Changes in Net Assets

Year Ended September 30	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$587,158	$434,335
Net realized gain on investments	16,630,242	6,346,111
Net change in unrealized appreciation/depreciation of investments	(38,798,028)	9,363,073
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(21,580,628)	16,143,519
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(185,439)	(33,735)
Class C Shares	(11,902)	—
Class R Shares	(27)	—
Institutional Shares	(230,831)	(22,528)
Distributions from net realized gain on investments
Class A Shares	—	(790,862)
Class C Shares	—	(42,004)
Institutional Shares	—	(146,162)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(428,199)	(1,035,291)
Share Transactions:
Proceeds from sale of shares	147,966,450	103,114,617
Net asset value of shares issued to shareholders in payment of distributions declared	402,077	1,013,962
Cost of shares redeemed	(78,296,188)	(70,828,204)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	70,072,339	33,300,375
Change in net assets	48,063,512	48,408,603
Net Assets:
Beginning of period	165,240,508	116,831,905
End of period (including undistributed net investment income of $574,943 and $427,950, respectively)	$213,304,020	$165,240,508

See Notes which are an integral part of the Financial Statements

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Notes to Financial Statements

September 30, 2011

1. ORGANIZATION

Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 13 diversified portfolios. The financial statements included herein are only those of Federated Clover Small Value Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek capital appreciation.

Effective December 1, 2010, the Fund began offering Class R Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

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If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
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  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

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Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class C Shares, Class R Shares and Institutional Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. For the year ended September 30, 2011, transfer and dividend disbursing agent fees and account administration fees for the Fund were as follows:

	Transfer and Dividend Disbursing Agent Fees Incurred	Transfer and Dividend Disbursing Agent Fees Reimbursed	Account Administration Fees Incurred
Class A Shares	$276,423	$(126,497)	$1,780
Class C Shares	24,814	(11,600)	—
Class R Shares	99	—	—
Institutional Shares	131,544	(49,551)	—
TOTAL	$432,880	$(187,648)	$1,780

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended September 30, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of September 30, 2011, tax years 2008 through 2011 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

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When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended September 30	2011		2010
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,267,895	$68,039,491	2,991,044	$52,885,211
Shares issued to shareholders in payment of distributions declared	8,687	180,585	51,050	807,289
Shares redeemed	(2,410,933)	(49,457,795)	(3,594,710)	(62,243,784)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	865,649	$18,762,281	(552,616)	$(8,551,284)
Year Ended September 30	2011		2010
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	649,539	$13,297,860	203,409	$3,613,984
Shares issued to shareholders in payment of distributions declared	532	10,878	2,433	38,222
Shares redeemed	(291,731)	(5,906,981)	(129,220)	(2,191,574)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	358,340	$7,401,757	76,622	$1,460,632
	Period Ended 9/30/2011[1]		Year Ended 9/30/2010
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	5,086	$106,127	—	$ —
Shares issued to shareholders in payment of distributions declared	0[2]	6	—	—
Shares redeemed	(213)	(4,292)	—	—
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	4,873	$101,841	—	$ —
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Year Ended September 30	2011		2010
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,320,108	$66,522,972	2,654,753	$46,615,422
Shares issued to shareholders in payment of distributions declared	10,082	210,608	10,582	168,451
Shares redeemed	(1,108,567)	(22,927,120)	(375,006)	(6,392,846)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	2,221,623	$43,806,460	2,290,329	$40,391,027
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	3,450,485	$70,072,339	1,814,335	$33,300,375
1	Reflects operations for the period from December 1, 2010 (date of initial investment) to September 30, 2011.
2	Represents less than 1.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for reversal of wash sales and partnership income.

For the year ended September 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$266,463	$(11,966)	$(254,497)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended September 30, 2011 and 2010, was as follows:

	2011	2010
Ordinary income	$428,199	$1,035,291

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$574,943
Undistributed long-term capital gain	$667,296
Net unrealized depreciation	$(25,909,775)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, REIT adjustments and partnership investments.

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At September 30, 2011, the cost of investments for federal tax purposes was $238,866,353. The net unrealized depreciation of investments for federal tax purposes was $25,909,775. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,850,925 and net unrealized depreciation from investments for those securities having an excess of cost over value of $37,760,700.

The Fund used capital loss carryforwards of $16,078,480 to offset taxable capital gains realized during the year ended September 30, 2011.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corporation is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2011, the Adviser voluntarily waived $502,627 of its fee. In addition, for the year ended September 30, 2011, an affiliate of the Adviser voluntarily reimbursed $187,648 of transfer and dividend disbursing agent fees and expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2011, the net fee paid to FAS was 0.096% of average daily net assets of the Fund. FAS waived $51,107 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

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Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class R Shares	0.50%

Subject to the terms described in the expense limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2011, distribution services fees for the Fund were as follows:

	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class C Shares	$91,098	$(135)
Class R Shares	149	(74)
TOTAL	$91,247	$(209)

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended September 30, 2011, FSC retained $32,798 of fees paid by the Fund. For the year ended September 30, 2011, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended September 30, 2011, FSC retained $23,354 in sales charges from the sale of Class A Shares. FSC also retained $481 of CDSC relating to redemptions of Class C Shares.

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Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended September 30, 2011, Service Fees for the Fund were as follows:

Service Fees Incurred
Class A Shares	$335,144
Class C Shares	30,366
TOTAL	$365,510

For the year ended September 30, 2011, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class C Shares, Class R Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.26%, 2.01%, 1.51% and 1.01% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Interfund Transactions

During the year ended September 30, 2011, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $37,716 and $0, respectively.

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Transactions Involving Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended September 30, 2011, the Adviser reimbursed $11,387. Transactions involving the affiliated holding during the year ended September 30, 2011, were as follows:

Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 9/30/2010	7,291,642
Purchases/Additions	135,634,011
Sales/Reductions	135,274,592
Balance of Shares Held 9/30/2011	7,651,061
Value	$7,651,061
Dividend Income	$17,705

6. EXPENSE Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended September 30, 2011, the Fund's expenses were reduced by $24,320 under these arrangements.

7. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended September 30, 2011, were as follows:

Purchases	$224,614,261
Sales	$153,756,344

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of September 30, 2011, there were no outstanding loans. During the year ended September 30, 2011, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of September 30, 2011, there were no outstanding loans. During the year ended September 30, 2011, the program was not utilized.

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10. RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing,” specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. At this time, management is evaluating the implications of adopting ASU No. 2011-03 and its impact on the Fund's financial statements and the accompanying notes, net assets and results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. At this time, management is evaluating the implications of adopting ASU No. 2011-04 and its impact on the Fund's financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2011, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended September 30, 2011, 100% qualify for the dividend received deduction available to corporate shareholders.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF Trustees OF THE Federated equity funds AND SHAREHOLDERS OF federated clover Small value fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Clover Small Value Fund (the “Fund”), a portfolio of Federated Equity Funds as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to October 1, 2008, were audited by other independent registered public accountants whose report thereon dated November 25, 2008, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Clover Small Value Fund as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2011

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Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$765.80	$5.58
Class C Shares	$1,000	$762.70	$8.88
Class R Shares	$1,000	$764.90	$6.68
Institutional Shares	$1,000	$766.70	$4.47
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.75	$6.38
Class C Shares	$1,000	$1,014.99	$10.15
Class R Shares	$1,000	$1,017.50	$7.64
Institutional Shares	$1,000	$1,020.00	$5.11
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.26%
Class C Shares	2.01%
Class R Shares	1.51%
Institutional Shares	1.01%
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Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2010, the Trust comprised 13 portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund, both charitable non-profit organizations.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Qualifications: Legal, government, business management and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

Qualifications: Business management, education and director experience.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen K. Gutch Birth Date: May 22, 1968 VICE PRESIDENT Began serving: February 2011	Principal Occupations: Stephen K. Gutch has been the Fund's Portfolio Manager since March 2009. Mr. Gutch is Vice President of the Fund. Mr. Gutch joined Federated in 2008 and is a Vice President of the Fund's Adviser. Prior to joining Federated, Mr. Gutch was employed with Clover Capital Management, Inc. (“Clover”) where he served as Director of Research, overseeing the firm's portfolio management effort, and co-manager of Clover's small-cap value strategy. Prior to joining Clover in 2003, Mr. Gutch worked for Continental Advisors, LLC where he was managing director for the firm's financial services hedge fund. Prior to this, Mr. Gutch managed the financial services portfolio of Fulcrum Investment Group, LLC in Chicago for five years. Mr. Gutch has received the Chartered Financial Analyst designation. He received his B.A. in Economics from the University of Rochester and his M.B.A. from the William E. Simon Graduate School of Business Administration from the University of Rochester.

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Evaluation and Approval of Advisory Contract – May 2011

federated clover small value fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2011. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

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The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report

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mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

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Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are reasonable and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes Annual Shareholder Report

43

were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report
44

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Clover Small Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172289
Cusip 314172271
Cusip 314172172
Cusip 314172263

41198 (11/11)

Federated is a registered trademark of Federated Investors, Inc.
2011  © Federated Investors, Inc.

Annual Shareholder Report
September 30, 2011

Share Class	Ticker
A	VFCAX
B	VFCBX
C	VFCCX
R*	VFCKX
Institutional	VFCIX

*formerly, Class K Shares

Federated Clover Value Fund

(Successor to the Touchstone Value Opportunities Fund Established 1991)

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,

I am pleased to present the Annual Shareholder Report for your fund covering the period from October 1, 2010 through September 30, 2011. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.

In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.

Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.

Sincerely,

J. Christopher Donahue, President

Not FDIC Insured May Lose Value No Bank Guarantee

Management's Discussion of Fund
Performance (unaudited)

For the fiscal year ended September 30, 2011, the Fund produced a total return, based on net asset value, of -2.60% for Class A Shares, -3.30% for Class B Shares, -3.29% for Class C Shares, -2.92% for Class R Shares and -2.42% for Institutional Shares. Over the same period, the Russell 1000® Value Index (RU1V),1 a broad-based securities market index, returned -1.89%. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the RU1V.

The following discussion will focus on the performance of the Fund's Institutional Shares.

market overview

The past year reflected further waves of volatility that rippled through the markets in alternating ways. The deteriorated economic condition of Greece and the potential for contagion across Europe progressively weighed on the equity markets. Predictably, initial responses consisted mainly of rhetoric aimed to calm the markets while buying time to enable politicians to do what they do best: defer difficult decisions. While the U.S. market rallied in the first half of the Fund's fiscal year, it began to stall in the June quarter and went into full descent in the Fund's fourth fiscal quarter. Persistently high unemployment, plunging consumer confidence and an increasingly dysfunctional political environment converged to knock out the underpinnings of equity valuations. All eyes remained on the Federal Reserve, with daily wagering occurring whether or not further quantitative easing (QE3) would be implemented and would it even matter. In the interim, the Federal Reserve embarked upon “operation twist” which involved purchasing longer maturity assets with the proceeds received from maturing securities.

FUND PERFORMANCE

The Consumer Discretionary and Financial Services sectors led the Fund's performance for the reporting period. Strong stock selection in Consumer Discretionary such as Liberty Interactive and Coach were key contributors in driving sector performance. Financial Services sector performance was driven primarily by an underweighting in the sector. This, in turn, was a result of our actively changing the composition of the holdings through selecting undervalued stocks in Insurance and Regional Banks and avoiding many of the firms that have capital markets exposure. Offsetting the Fund's relative performance were the Information Technology and Utilities sectors. Poor stock selection in Information Technology produced lagging relative performance, while our underweight in the Utilities sector more than outweighed our beneficial stock picks, thereby netting out to a negative relative return contribution.

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POSITIONING AND STRATEGY

The Fund wrapped up the fiscal year overweighted in the Consumer Discretionary and Energy sectors relative to its benchmark. Conversely, the Fund was underweighted in Telecommunications and Utilities. The Fund's over- or underweights relative to the benchmark are driven by our analysts' views of company-specific opportunities within their sectors of coverage and not macroeconomic or market-based forecasts. While the Fund's management is cognizant of these factors that can affect Fund performance, the investment approach is focused, instead, on adding value through vigorous, bottom-up, fundamental analysis in constructing a well-diversified, risk-managed portfolio.2

1	The Russell 1000® Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
2	Diversification does not assure a profit nor protect against loss. Value stocks tend to have higher dividends and thus have a higher income-related component in their total return than growth stocks. Value stocks also may lag growth stocks in performance, particularly in late stages of a market advance.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT

The Fund's Class B Shares, Class R Shares and Institutional Shares commenced operations on August 29, 2009. The Fund offers two other classes of shares: Class A Shares and Class C Shares. For the period prior to the commencement of operations of Class B Shares, Class R Shares and Institutional Shares, the performance information shown is for the Fund's Class A Shares. In relation to Class B Shares and Class R Shares, the performance of Class A Shares has been adjusted to reflect the expenses applicable to each of those classes. In relation to Institutional Shares, the performance of Class A Shares has not been adjusted to reflect the expenses of Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of Class A Shares; however, the performance of Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of Institutional Shares. Additionally, for both the Class R Shares and Institutional Shares, the performance information shown below has been adjusted to reflect the absence of sales charges applicable to Class A Shares. The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Clover Value Fund (the “Fund”)2 from September 30, 2001 to September 30, 2011, compared to the Russell 1000® Value Index (RU1V).3

Average Annual Total Returns for the Period Ended 9/30/2011

(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)

Share Class	1 Year	5 Years	10 Years
Class A Shares	-7.96%	-3.59%	4.47%
Class B Shares	-8.61%	-3.49%	4.43%
Class C Shares	-4.26%	-3.14%	4.33%
Class R Shares	-2.92%	-2.93%	4.58%
Institutional Shares	-2.42%	-2.39%	5.12%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

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Growth of a $10,000 Investment  –  cLASS a SHARES

  Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

Growth of a $10,000 Investment  –  cLASS B SHARES

  Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

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4

Growth of a $10,000 Investment  –  cLASS C SHARES

  Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

Growth of a $10,000 Investment  –  cLASS R SHARES

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5

Growth of a $10,000 Investment  –  iNSTITUTIONAL SHARES

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestments of all dividends and distributions. The RU1V has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The Fund is the successor to Touchstone Value Opportunities Fund, a portfolio of Touchstone Funds Group Trust, pursuant to a reorganization that took place as of the close of business on August 28, 2009. The Fund commenced operations on March 16, 2009, when the Fund became the successor to Clover Capital Multi Value Equity Common Fund, LLC, organized as a Delaware limited liability company only available to accredited investors. The Fund assumed the performance of the predecessor common fund. As a result of the reorganization on August 28, 2009, the Touchstone Value Opportunities Fund became the accounting survivor. The information presented above, for the periods prior to August 28, 2009, is historical information of Touchstone Value Opportunities Fund.
3	The RU1V is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The Russell 1000® Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forcasted growth values. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
6

Portfolio of Investments Summary Table (unaudited)

At September 30, 2011, the Fund's sector composition1 was as follows:

Sector Composition	Percentage of Total Net Assets
Financials	17.6%
Consumer Discretionary	12.6%
Health Care	12.2%
Energy	12.0%
Information Technology	10.6%
Consumer Staples	9.0%
Industrials	8.9%
Utilities	8.5%
Materials	5.6%
Telecommunication Services	1.8%
Cash Equivalents[2]	1.2%
Other Assets and Liabilities — Net[3,4]	(0.0)%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
4	Represents less than 0.1%.
Annual Shareholder Report
7

Portfolio of Investments

September 30, 2011

Shares			Value
		COMMON STOCKS – 98.8%
		Consumer Discretionary – 12.6%
1,039,500	[1]	Liberty Media Holding Corp. Interactive	15,353,415
355,350	[1]	Liberty Media Holding Corp.	23,495,742
905,266		News Corp., Inc., Class B	14,113,097
937,018		Time Warner, Inc.	28,082,430
584,200		Wyndham Worldwide Corp.	16,655,542
		TOTAL	97,700,226
		Consumer Staples – 9.0%
638,500		CVS Caremark Corp.	21,440,830
373,750	[1]	Energizer Holdings, Inc.	24,831,950
196,515		H.J. Heinz Co.	9,920,077
388,900		Kraft Foods, Inc., Class A	13,059,262
		TOTAL	69,252,119
		Energy – 12.0%
344,020		Chevron Corp.	31,828,730
982,350		El Paso Corp.	17,171,478
914,500	[1]	Energy XXI (Bermuda) Ltd.	19,616,025
205,550		National-Oilwell, Inc.	10,528,271
349,850	[1]	Newfield Exploration Co.	13,885,547
		TOTAL	93,030,051
		Financials – 17.6%
367,800		Allstate Corp.	8,713,182
2,191,700		Fifth Third Bancorp	22,136,170
286,850		Health Care REIT, Inc.	13,424,580
651,780		J.P. Morgan Chase & Co.	19,631,614
677,050		MetLife, Inc.	18,964,170
334,700		RenaissanceRe Holdings Ltd.	21,353,860
1,359,730		U.S. Bancorp	32,008,044
		TOTAL	136,231,620
		Health Care – 12.2%
524,300	[1]	CareFusion Corp.	12,556,985
317,400	[1]	Gilead Sciences, Inc.	12,315,120
168,000		McKesson Corp.	12,213,600
593,715		Merck & Co., Inc.	19,420,418
1,159,345		Pfizer, Inc.	20,497,219
Annual Shareholder Report
8

Shares			Value
377,800		UnitedHealth Group, Inc.	17,424,136
		TOTAL	94,427,478
		Industrials – 8.9%
407,300		Boeing Co.	24,645,723
413,200		Emerson Electric Co.	17,069,292
682,800		General Electric Co.	10,405,872
203,875		Union Pacific Corp.	16,650,471
		TOTAL	68,771,358
		Information Technology – 10.6%
1,441,100		Applied Materials, Inc.	14,915,385
821,200		Broadridge Financial Solutions	16,538,968
400,900		Hewlett-Packard Co.	9,000,205
359,300		Oracle Corp.	10,326,282
332,600		Qualcomm, Inc.	16,174,338
519,500		TE Connectivity Ltd.	14,618,730
		TOTAL	81,573,908
		Materials – 5.6%
318,350		Barrick Gold Corp.	14,851,027
356,575		Du Pont (E.I.) de Nemours & Co.	14,252,303
294,800		Mosaic Co./The	14,436,356
		TOTAL	43,539,686
		Telecommunication Services – 1.8%
494,705		AT&T, Inc.	14,108,987
		Utilities – 8.5%
722,550		CMS Energy Corp.	14,299,265
980,600		CenterPoint Energy, Inc.	19,239,372
481,800		Energen Corp.	19,700,802
282,200		FirstEnergy Corp.	12,673,602
		TOTAL	65,913,041
		TOTAL COMMON STOCKS (IDENTIFIED COST $806,097,295)	764,548,474
		MUTUAL FUND – 1.2%
9,649,181	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.17% (AT NET ASSET VALUE)	9,649,181
		TOTAL INVESTMENTS — 100.0% (IDENTIFIED COST $815,746,476)[4]	774,197,655
		OTHER ASSETS AND LIABILITIES - NET — (0.0)%[5]	(43,053)
		TOTAL NET ASSETS — 100%	$774,154,602

Annual Shareholder Report

9

1	Non-income producing security.
2	Affiliated holding.
3	7-Day net yield.
4	The cost of investments for federal tax purposes amounts to $819,882,846.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at September 30, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of September 30, 2011, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.

The following acronym is used throughout this portfolio:

REIT	— Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
10

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended September 30,				Period Ended 9/30/2007[1,3,4]
	2011	2010	2009[1,2]	2008[1,3]
Net Asset Value, Beginning of Period	$13.00	$12.61	$14.10	$18.70	$20.44
Income From Investment Operations:
Net investment income	0.11[5]	0.08[5]	0.18[5]	0.19	0.10
Net realized and unrealized gain (loss) on investments	(0.43)	0.39	(1.48)	(3.11)	2.04
TOTAL FROM INVESTMENT OPERATIONS	(0.32)	0.47	(1.30)	(2.92)	2.14
Less Distributions:
Distributions from net investment income	(0.11)	(0.08)	(0.19)	(0.18)	(0.13)
Distributions from net realized gain on investments	—	—	—	(1.50)	(3.75)
TOTAL DISTRIBUTIONS	(0.11)	(0.08)	(0.19)	(1.68)	(3.88)
Net Asset Value, End of Period	$12.57	$13.00	$12.61	$14.10	$18.70
Total Return[6]	(2.60)%	3.72%	(9.03)%	(17.01)%	11.90%
Ratios to Average Net Assets:
Net expenses	1.19%[7]	1.19%[7]	1.19%[7]	1.20%	1.31%[8]
Net investment income	0.76%	0.63%	1.70%	1.25%	0.77%[8]
Expense waiver/reimbursement[9]	0.16%	0.21%	0.19%	0.48%	0.00%[8,10]
Supplemental Data:
Net assets, end of period (000 omitted)	$518,057	$575,762	$707,934	$8,231	$472
Portfolio turnover	98%	76%	73%	96%	62%

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1	Touchstone Value Opportunities Fund (the “Predecessor Fund”) was reorganized into Federated Clover Value Fund (the “Fund”) as of the close of business on August 28, 2009. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Beginning with the year ended September 30, 2009, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
3	Due to the reorganization: (1) the number of outstanding shares of the Predecessor Fund decreased by a factor of 1.05; and (2) since the Predecessor Fund's total number of shares outstanding decreased, the net asset value increased. The reorganization did not affect the value of the Predecessor Fund's net assets of each shareholder's proportional ownership interest in those assets. Per share data has been restated, where applicable.
4	Reflects operations for the period from November 20, 2006 (commencement of operations) to September 30, 2007.
5	Per share numbers have been calculated using the average shares method.
6	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
7	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.19%, 1.19% and 1.19% for the years ended September 30, 2011, 2010 and 2009, respectively, after taking into account these expense reductions.
8	Computed on an annualized basis.
9	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
10	Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

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Financial Highlights – Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended September 30,		Period Ended 9/30/2009[1]
	2011	2010
Net Asset Value, Beginning of Period	$12.96	$12.59	$12.26
Income From Investment Operations:
Net investment income (loss)	0.00[2,3]	(0.01)[2]	(0.00)[2,3]
Net realized and unrealized gain (loss) on investments	(0.43)	0.38	0.33
TOTAL FROM INVESTMENT OPERATIONS	(0.43)	0.37	0.33
Less Distributions:
Distributions from net investment income	(0.01)	(0.00)[3]	—
Net Asset Value, End of Period	$12.52	$12.96	$12.59
Total Return[4]	(3.30)%	2.96%	2.69%
Ratios to Average Net Assets:
Net expenses	1.92%[5]	1.92%[5]	1.92%[5,6]
Net investment income (loss)	0.03%	(0.11)%	(0.23)%[6]
Expense waiver/reimbursement[7]	0.30%	0.36%	0.69%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$39,973	$57,625	$79,164
Portfolio turnover	98%	76%	73%[8]

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1	Reflects operations for the period from August 29, 2009 (deemed the date of initial investment, pursuant to a reorganization that took place on August 28, 2009) to September 30, 2009.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.92%, 1.92% and 1.92% for the years ended September 30, 2011, 2010 and for the period ended September 30, 2009, respectively, after taking into account these expense reductions.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended September 30, 2009.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
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Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended September 30,				Period Ended 9/30/2007[1,3,4]
	2011	2010	2009[1,2]	2008[1,3]
Net Asset Value, Beginning of Period	$12.98	$12.61	$14.10	$18.71	$20.49
Income From Investment Operations:
Net investment income (loss)	0.00[5,6]	(0.01)[6]	0.09[6]	0.12	0.05
Net realized and unrealized gain (loss) on investments	(0.42)	0.38	(1.47)	(3.17)	2.02
TOTAL FROM INVESTMENT OPERATIONS	(0.42)	0.37	(1.38)	(3.05)	2.07
Less Distributions:
Distributions from net investment income	(0.02)	(0.00)[5]	(0.11)	(0.06)	(0.10)
Distributions from net realized gain on investments	—	—	—	(1.50)	(3.75)
TOTAL DISTRIBUTIONS	(0.02)	(0.00)[5]	(0.11)	(1.56)	(3.85)
Net Asset Value, End of Period	$12.54	$12.98	$12.61	$14.10	$18.71
Total Return[7]	(3.29)%	2.95%	(9.67)%	(17.62)%	11.52%
Ratios to Average Net Assets:
Net expenses	1.92%[8]	1.92%[8]	1.94%[8]	1.95%	1.86%[9]
Net investment income (loss)	0.03%	(0.11)%	0.84%	0.55%	0.20%[9]
Expense waiver/reimbursement[10]	0.21%	0.26%	0.67%	0.61%	0.00%[9,11]
Supplemental Data:
Net assets, end of period (000 omitted)	$33,947	$38,708	$39,007	$3,865	$423
Portfolio turnover	98%	76%	73%	96%	62%

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1	The Predecessor Fund was reorganized into the Fund as of the close of business on August 28, 2009. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Beginning with the year ended September 30, 2009, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
3	Due to the reorganization: (1) the number of outstanding shares of the Predecessor Fund decreased by a factor of 1.05; and (2) since the Predecessor Fund's total number of shares outstanding decreased, the net asset value increased. The reorganization did not affect the value of the Predecessor Fund's net assets of each shareholder's proportional ownership interest in those assets. Per share data has been restated, where applicable.
4	Reflects operations for the period from November 20, 2006 (commencement of operations) to September 30, 2007.
5	Represents less than $0.01.
6	Per share numbers have been calculated using the average shares method.
7	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
8	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.92%, 1.92% and 1.94% for the years ended September 30, 2011, 2010 and 2009, respectively, after taking into account these expense reductions.
9	Computed on an annualized basis.
10	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
11	Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

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Financial Highlights – Class R Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended September 30,		Period Ended 9/30/2009[1]
	2011	2010
Net Asset Value, Beginning of Period	$13.01	$12.62	$12.29
Income From Investment Operations:
Net investment income	0.07[2]	0.02[2]	0.00[2,3]
Net realized and unrealized gain (loss) on investments	(0.44)	0.39	0.33
TOTAL FROM INVESTMENT OPERATIONS	(0.37)	0.41	0.33
Less Distributions:
Distributions from net investment income	(0.07)	(0.02)	—
Net Asset Value, End of Period	$12.57	$13.01	$12.62
Total Return[4]	(2.92)%	3.22%	2.69%
Ratios to Average Net Assets:
Net expenses	1.46%[5]	1.67%[5]	1.67%[5,6]
Net investment income	0.49%	0.14%	0.04%[6]
Expense waiver/reimbursement[7]	0.30%	0.13%	0.55%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$16,169	$14,733	$12,462
Portfolio turnover	98%	76%	73%[8]
1	Reflects operations for the period from August 29, 2009 (deemed the date of initial investment, pursuant to a reorganization that took place on August 28, 2009) to September 30, 2009.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.46%, 1.67% and 1.67% for the years ended September 30, 2011, 2010 and for the period ended September 30, 2009, respectively, after taking into account these expense reductions.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended September 30, 2009.

See Notes which are an integral part of the Financial Statements

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Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended September 30,		Period Ended 9/30/2009[1]
	2011	2010
Net Asset Value, Beginning of Period	$13.02	$12.63	$12.29
Income From Investment Operations:
Net investment income	0.15[2]	0.11[2]	0.01[2]
Net realized and unrealized gain (loss) on investments	(0.45)	0.39	0.33
TOTAL FROM INVESTMENT OPERATIONS	(0.30)	0.50	0.34
Less Distributions:
Distributions from net investment income	(0.14)	(0.11)	—
Net Asset Value, End of Period	$12.58	$13.02	$12.63
Total Return[3]	(2.42)%	4.00%	2.77%
Ratios to Average Net Assets:
Net expenses	0.94%[4]	0.94%[4]	0.94%[4,5]
Net investment income	1.02%	0.87%	0.54%[5]
Expense waiver/reimbursement[6]	0.09%	0.13%	0.44%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$166,009	$143,281	$12,033
Portfolio turnover	98%	76%	73%[7]
1	Reflects operations for the period from August 29, 2009 (deemed the date of initial investment, pursuant to a reorganization that took place on August 28, 2009) to September 30, 2009.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.93%, 0.93% and 0.94% for the years ended September 30, 2011, 2010 and for the period ended September 30, 2009, respectively, after taking into account these expense reductions.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended September 30, 2009.

See Notes which are an integral part of the Financial Statements

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Statement of Assets and Liabilities

September 30, 2011

Assets:
Total investments in securities, at value including $9,649,181 of investments in an affiliated holding (Note 5) (identified cost $815,746,476)		$774,197,655
Cash		65,312
Income receivable		1,438,133
Receivable for shares sold		301,412
TOTAL ASSETS		776,002,512
Liabilities:
Payable for shares redeemed	$1,098,506
Payable for transfer and dividend disbursing agent fees and expenses	358,889
Payable for Directors'/Trustees' fees	735
Payable for distribution services fee (Note 5)	51,852
Payable for shareholder services fee (Note 5)	234,236
Payable for printing and postage	35,121
Accrued expenses	68,571
TOTAL LIABILITIES		1,847,910
Net assets for 61,592,064 shares outstanding		$774,154,602
Net Assets Consist of:
Paid-in capital		$1,274,299,748
Net unrealized depreciation of investments		(41,548,821)
Accumulated net realized loss on investments		(458,892,852)
Undistributed net investment income		296,527
TOTAL NET ASSETS		$774,154,602
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Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($518,056,584 ÷ 41,213,180 shares outstanding), no par value, unlimited shares authorized	$12.57
Offering price per share (100/94.50 of $12.57)	$13.30
Redemption proceeds per share	$12.57
Class B Shares:
Net asset value per share ($39,972,788 ÷ 3,193,587 shares outstanding), no par value, unlimited shares authorized	$12.52
Offering price per share	$12.52
Redemption proceeds per share (94.50/100 of $12.52)	$11.83
Class C Shares:
Net asset value per share ($33,946,879 ÷ 2,708,162 shares outstanding), no par value, unlimited shares authorized	$12.54
Offering price per share	$12.54
Redemption proceeds per share (99.00/100 of $12.54)	$12.41
Class R Shares:
Net asset value per share ($16,169,376 ÷ 1,285,843 shares outstanding), no par value, unlimited shares authorized	$12.57
Offering price per share	$12.57
Redemption proceeds per share	$12.57
Institutional Shares:
Net asset value per share ($166,008,975 ÷ 13,191,292 shares outstanding), no par value, unlimited shares authorized	$12.58
Offering price per share	$12.58
Redemption proceeds per share	$12.58

See Notes which are an integral part of the Financial Statements

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20

Statement of Operations

Year Ended September 30, 2011

Investment Income:
Dividends (including $41,511 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $22,508)			$17,825,665
Expenses:
Investment adviser fee (Note 5)		$6,853,746
Administrative fee (Note 5)		713,926
Custodian fees		38,431
Transfer and dividend disbursing agent fees and expenses (Note 2)		1,995,584
Directors'/Trustees' fees		10,067
Auditing fees		26,548
Legal fees		4,262
Portfolio accounting fees		163,822
Distribution services fee (Note 5)		806,919
Shareholder services fee (Note 5)		1,765,380
Account administration fee (Note 2)		3,253
Share registration costs		82,662
Printing and postage		130,166
Insurance premiums		5,815
Miscellaneous		7,254
TOTAL EXPENSES		12,607,835
Waivers, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(737,526)
Waiver of administrative fee (Note 5)	(18,499)
Waiver of distribution services fee (Note 5)	(37,133)
Reimbursement of transfer and dividend disbursing agent fees and expenses (Note 2) and (Note 5)	(630,748)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(54,475)
TOTAL WAIVERS, REIMBURSEMENTS AND REDUCTION		(1,478,381)
Net expenses			11,129,454
Net investment income			6,696,211
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			95,918,064
Net change in unrealized appreciation of investments			(117,015,511)
Net realized and unrealized loss on investments			(21,097,447)
Change in net assets resulting from operations			$(14,401,236)

See Notes which are an integral part of the Financial Statements

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Statement of Changes in Net Assets

Year Ended September 30	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$6,696,211	$4,718,419
Net realized gain (loss) on investments	95,918,064	(46,400,966)
Net change in unrealized appreciation/depreciation of investments	(117,015,511)	70,041,336
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(14,401,236)	28,358,789
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(4,418,456)	(983,451)
Class B Shares	(59,534)	(3,693,299)
Class C Shares	(43,737)	(17,614)
Class R Shares	(82,374)	(5,952)
Institutional Shares	(1,890,429)	(17,516)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(6,494,530)	(4,717,832)
Share Transactions:
Proceeds from sale of shares	125,638,108	255,144,806
Proceeds from shares issued in connection with the tax-free transfer of assets from The Growth Fund for Personal Trust Accounts of First Merchants Bank, N.A. (Note 3)	29,353,129	—
Net asset value of shares issued to shareholders in payment of distributions declared	5,456,422	4,237,783
Cost of shares redeemed	(195,506,212)	(302,975,211)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(35,058,553)	(43,592,622)
Change in net assets	(55,954,319)	(19,951,665)
Net Assets:
Beginning of period	830,108,921	850,060,586
End of period (including undistributed net investment income of $296,527 and $94,846, respectively)	$774,154,602	$830,108,921

See Notes which are an integral part of the Financial Statements

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22

Notes to Financial Statements

September 30, 2011

1. ORGANIZATION

Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 13 diversified portfolios. The financial statements included herein are only those of Federated Clover Value Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek long-term capital appreciation.

On November 19, 2010, the Fund acquired all of the net assets of The Growth Fund for Personal Trust Accounts of First Merchants Bank, N.A. (the “Acquired Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Fund. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on October 1, 2010, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended September 30, 2011, are as follows:

Net investment income*	$6,778,169
Net realized and unrealized loss on investments	$(20,432,765)
Net decrease in net assets resulting from operations	$(13,654,596)
*	Net investment income includes $39,084 of pro forma additional expenses.

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Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Fund's Statement of Operations as of November 19, 2010. For every one share exchanged, a shareholder of the Acquired Fund received 1.515 shares of Federated Clover Value Fund. The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:

Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,134,773	$29,353,129	$21,027,559	$870,570,462	$899,923,591
1.	Unrealized Appreciation is included in the Acquired Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

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If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

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Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. For the year ended September 30, 2011, transfer and dividend disbursing agent fees and account administration fees for the Fund were as follows:

	Transfer and Dividend Disbursing Agent Fees Incurred	Transfer and Dividend Disbursing Agent Fees Reimbursed	Account Administration Fees Incurred
Class A Shares	$1,371,101	$(462,604)	$2,954
Class B Shares	187,151	(116,898)	—
Class C Shares	105,951	(51,246)	299
Class R Shares	65,638	—	—
Institutional Shares	265,743	—	—
TOTAL	$1,995,584	$(630,748)	$3,253

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended September 30, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of September 30, 2011, tax years 2009 through 2011 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

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When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of September 30, 2011, the Fund had no outstanding securities on loan.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended September 30	2011		2010
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,650,923	$66,056,288	6,582,264	$86,409,757
Shares issued to shareholders in payment of distributions declared	271,306	3,905,850	254,581	3,307,126
Shares redeemed	(7,997,114)	(115,421,646)	(18,640,211)	(241,209,936)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,074,885)	$(45,459,508)	(11,803,366)	$(151,493,053)
Year Ended September 30	2011		2010
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	563,050	$8,132,635	689,586	$9,058,000
Shares issued to shareholders in payment of distributions declared	3,842	55,090	1,283	16,924
Shares redeemed	(1,820,378)	(26,242,459)	(2,532,334)	(32,653,736)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,253,486)	$(18,054,734)	(1,841,465)	$(23,578,812)
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27

Year Ended September 30	2011		2010
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	563,556	$8,189,938	925,628	$12,221,565
Shares issued to shareholders in payment of distributions declared	2,566	36,846	397	5,247
Shares redeemed	(840,600)	(12,123,004)	(1,037,233)	(13,476,171)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(274,478)	$(3,896,220)	(111,208)	$(1,249,359)
Year Ended September 30	2011		2010
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	517,316	$7,496,194	511,901	$6,651,703
Shares issued to shareholders in payment of distributions declared	5,656	81,330	1,328	17,491
Shares redeemed	(369,747)	(5,314,495)	(368,180)	(4,791,096)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	153,225	$2,263,029	145,049	$1,878,098
Year Ended September 30	2011		2010
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	2,457,314	$35,763,053	10,819,322	$140,803,781
Proceeds from shares issued in connection with the tax-free transfer of assets from The Growth Fund for Personal Trust Accounts of First Merchants Bank, N.A.	2,134,773	29,353,129	—	—
Shares issued to shareholders in payment of distributions declared	95,606	1,377,306	68,883	890,995
Shares redeemed	(2,504,710)	(36,404,608)	(832,524)	(10,844,272)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	2,182,983	$30,088,880	10,055,681	$130,850,504
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(2,266,641)	$(35,058,553)	(3,555,309)	$(43,592,622)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for reversal of wash sales and regulatory settlement proceeds.

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For the year ended September 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)
$(270,866)	$270,866

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended September 30, 2011 and 2010, was as follows:

	2011	2010
Ordinary income	$6,494,530	$4,717,832

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$296,527
Net unrealized depreciation	$(45,685,191)
Capital loss carryforwards	$(454,756,482)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At September 30, 2011, the cost of investments for federal tax purposes was $819,882,846. The net unrealized depreciation of investments for federal tax purposes was $45,685,191. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $51,930,152 and net unrealized depreciation from investments for those securities having an excess of cost over value of $97,615,343.

At September 30, 2011, the Fund had a capital loss carryforward of $454,756,482 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2015	$285,828,978
2016	$125,794,854
2017	$30,314,241
2018	$12,818,409

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As Annual Shareholder Report

29

a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As a result of the tax-free transfer of assets from The Growth Fund for Personal Trust Accounts of First Merchants Bank, N.A., Touchstone Value Opportunities Fund and Federated American Leaders Fund, Inc., the use of certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $56,281,379 to offset taxable capital gains realized during the year ended September 30, 2011.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corporation is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2011, the Adviser voluntarily waived $711,629 of its fee. In addition, for the year ended September 30, 2011, an affiliate of the Adviser voluntarily reimbursed $630,748 of transfer and dividend disbursing agent fees and expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2011, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $18,499 of its fee.

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Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Share and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2011, distribution services fees for the Fund were as follows:

	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$409,086	$ —
Class C Shares	310,966	—
Class R Shares	86,867	(37,133)
TOTAL	$806,919	$(37,133)

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended September 30, 2011, FSC retained $76,494 of fees paid by the Fund. For the year ended September 30, 2011, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended September 30, 2011, FSC retained $51,767 in sales charges from the sale of Class A Shares. FSC also retained $25,956 and $496 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.

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Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended September 30, 2011, Service Fees for the Fund were as follows:

Service Fees Incurred
Class A Shares	$1,527,136
Class B Shares	136,362
Class C Shares	101,882
TOTAL	$1,765,380

For the year ended September 30, 2011, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.19%, 1.92%, 1.92%, 1.42% and 0.94% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Interfund Transactions

During the year ended September 30, 2011, the Fund engaged in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $859,246 and $0, respectively.

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Transactions Involving Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended September 30, 2011, the Adviser reimbursed $25,897. Transactions involving the affiliated holding during the year ended September 30, 2011, were as follows:

Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 9/30/2010	39,423,055
Purchases/Additions	419,795,890
Sales/Reductions	449,569,764
Balance of Shares Held 9/30/2011	9,649,181
Value	$9,649,181
Dividend Income	$41,511

6. EXPENSE Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended September 30, 2011, the Fund's expenses were reduced by $54,475 under these arrangements.

7. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended September 30, 2011, were as follows:

Purchases	$872,729,768
Sales	$911,115,813

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of September 30, 2011, there were no outstanding loans. During the year ended September 30, 2011, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of September 30, 2011, there were no outstanding loans. During the year ended September 30, 2011, the program was not utilized.

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10. RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. At this time, management is evaluating the implications of adopting ASU No. 2011-03 and its impact on the Fund's financial statements and the accompanying notes, net assets and results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. At this time, management is evaluating the implications of adopting ASU No. 2011-04 and its impact on the Fund's financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2011, 100% of total income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended September 30, 2011, 100% qualify for the dividend received deduction available to corporate shareholders.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF Trustees OF THE Federated equity funds AND SHAREHOLDERS OF federated clover value fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Clover Value Fund (the “Fund”), a portfolio of Federated Equity Funds as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to October 1, 2008, were audited by other independent registered public accountants whose report thereon dated November 25, 2008, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Clover Value Fund as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2011

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Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$823.50	$5.44
Class B Shares	$1,000	$820.40	$8.76
Class C Shares	$1,000	$820.70	$8.76
Class R Shares	$1,000	$822.00	$6.53
Institutional Shares	$1,000	$824.20	$4.30
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.10	$6.02
Class B Shares	$1,000	$1,015.44	$9.70
Class C Shares	$1,000	$1,015.44	$9.70
Class R Shares	$1,000	$1,017.90	$7.23
Institutional Shares	$1,000	$1,020.36	$4.76
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.19%
Class B Shares	1.92%
Class C Shares	1.92%
Class R Shares	1.43%
Institutional Shares	0.94%
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Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2010, the Trust comprised 13 portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund, both charitable non-profit organizations.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Qualifications: Legal, government, business management and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

Qualifications: Business management, education and director experience.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Stephen K. Gutch Birth Date: May 22, 1968 VICE PRESIDENT Began serving: February 2011	Principal Occupations: Stephen K. Gutch has been the Fund's Portfolio Manager since May 2009. Mr. Gutch is Vice President of the Fund. Mr. Gutch joined Federated in 2008 and is a Vice President of the Fund's Adviser. Prior to joining Federated, Mr. Gutch was employed with Clover Capital Management, Inc. (“Clover”) where he served as Director of Research, overseeing the firm's portfolio management effort, and co-manager of Clover's small-cap value strategy. Prior to joining Clover in 2003, Mr. Gutch worked for Continental Advisors, LLC where he was managing director for the firm's financial services hedge fund. Prior to this, Mr. Gutch managed the financial services portfolio of Fulcrum Investment Group, LLC in Chicago for five years. Mr. Gutch has received the Chartered Financial Analyst designation. He received his B.A. in Economics from the University of Rochester and his M.B.A. from the William E. Simon Graduate School of Business Administration from the University of Rochester.

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Evaluation and Approval of Advisory Contract – May 2011

Federated Clover Value Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2011. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

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The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report

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mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

For the periods covered by the Evaluation, the Fund's performance for the five-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one and three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees Annual Shareholder Report

45

and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are Annual Shareholder Report

46

reasonable and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report
47

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report
48

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Clover Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172255
Cusip 314172248
Cusip 314172230
Cusip 314172222
Cusip 314172214

41200 (11/11)

Federated is a registered trademark of Federated Investors, Inc.
2011  © Federated Investors, Inc.

Annual Shareholder Report
September 30, 2011

Share Class	Ticker
A	BEARX
C	PBRCX
Institutional	PBRIX

Federated Prudent Bear Fund

(Successor to the Prudent Bear Fund Established 1995)

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,

I am pleased to present the Annual Shareholder Report for your fund covering the period from October 1, 2010 through September 30, 2011. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.

In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.

Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.

Sincerely,

J. Christopher Donahue, President

Not FDIC Insured May Lose Value No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the fiscal year ended September 30, 2011, was -2.16% for Class A Shares, -2.95% for Class C Shares and -1.96% for Institutional Shares. The total return of the Standard & Poor's 500 Index (S&P 500),1 a broad-based securities market index, was 1.14% for the same period. The total return for the Fund's market benchmark, the S&P 500 Inverse Daily Index,2 was -4.64% for the same period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the S&P 500.

The following discussion will focus on the performance of the Fund's Institutional Shares.

MARKET OVERVIEW

The Fund's fiscal year encompassed yet another extraordinary period of uncertainty and volatility for U.S. and global financial markets. U.S. stocks began the reporting period building on big 2009 and 2010 gains. At its May 2, 2011 high of 1,370.58, the S&P 500 had more than doubled from its March 2009 trading low. On that day, the Standard & Poor's 400 Mid-Cap Index3 and the small cap Russell 2000® Index4 traded to all-time record highs, with both indices having rallied better than 150% off of 2009 lows. The U.S. stock market remained resilient, as well as highly speculative, even as the European debt crisis began to spiral out of control. When the market finally succumbed to unfolding global tumult in late-July, the S&P 500 proceeded to drop about 17% over 10 trading sessions. The market then turned extraordinarily volatile through the end of the reporting period. All in all, the unsettled global market, economic and policy-making backdrop created exceptional management challenges.

FUND PERFORMANCE

The Fund's modest underperformance versus the inverse of the total return of the S&P 500 index (the Fund outperformed its benchmark, the S&P 500 Inverse Daily Index) for the reporting period was due to several factors. For one, most stocks continued to outperform the S&P 500 index for much of the reporting period. In particular, many commonly shorted stocks outperformed right up to the market's abrupt reversal and steep August decline. And while the final quarter of the reporting period offered a welcomed change in the backdrop for stock picking on the short-side, most of the fiscal year saw a continuation of the extraordinarily difficult conditions for shorting that commenced with the market's recovery back in early 2009. And while the opportunities for shorting individual company stocks improved markedly during the reporting period, the risk of dramatic market and stock rallies remained highly elevated.

Annual Shareholder Report

It is the Fund managers' investment philosophy to increase short exposure when the market environment is favorable for shorting and to reduce short positions when the environment is unfavorable.5 More so than even the previous year, the reporting period provided an extraordinarily challenging environment for successfully gauging the backdrop and implementing the managers' strategy. On the one hand, the monetary environment has remained ultra-loose, with liquidity-induced excesses continuing to buoy financial markets generally. On the other hand, the Fund managers have seen overwhelming confirmation of their fundamental view that unprecedented fiscal and monetary policy responses to the 2008 crisis unleashed dangerous bubble dynamics throughout global credit systems, markets and economies. It has been the Fund managers' view that highly speculative and distorted global markets were increasingly susceptible to abrupt declines and a rapid return to crisis conditions. With such an unstable macro backdrop, the Fund managers have been keenly focused on fulfilling the Fund's mandate of providing a reliable hedge against market declines.

Positioning and Strategy

The Fund commenced the reporting period cautiously positioned. Net short exposure was close to 70%, at the low end of the typical range of between 70% and 100% short. With the Federal Reserve about to embark on another round of quantitative easing, the Fund managers viewed the backdrop as less than favorable for shorting. The managers began to cautiously build short exposure in early 2011, as European measures to stabilize the Greek debt crisis began to falter and the U.S. recovery proved largely unresponsive to additional monetary easing. Net short exposure was increased to about 78% by March 31, 2011 and then to about 86% by June 30, 2011. Prior to the market's descent, a position was established in December 2011 put options on the S&P 500, increasing gross short exposure to almost 91%. Exposures were also increased to select individual company and sector short positions, with the short exposure portfolio beta6 having been raised to somewhat above negative one. Overall, long exposure had been reduced and short exposure had been calibrated with the expectation of capturing the full inverse of any S&P 500 decline.

Having successfully implemented its strategy in difficult market conditions, the Fund provided a reliable market hedge as it captured more than 100% of the inverse of the S&P 500's decline during the final quarter of the reporting period. Fund performance benefited from all three “prongs” of the Fund managers' philosophy: rigorous bottom up company and security analysis, diligent top-down macro analysis, and disciplined risk-based portfolio management. A more opportunistic stance with short exposure had been implemented, yet the Fund managers did not compromise the Fund's highly liquid position or risk disciplines. A significant short position in highly liquid index futures provides the ability to quickly adjust short exposure, a capability deemed crucial when operating in such an uncertain and hyper-volatile market and policymaking backdrop. In contrast to purchasing long investments, shorting Annual Shareholder Report securities generally does not require a direct use of the Fund's cash holdings. As such, the Fund generally holds a significant portion of its assets in highly liquid U.S. Treasury securities and other short-term liquid instruments such as money market funds, some of which are designated as collateral against outstanding short positions.

There are similarities between the 2008 crisis and the unfolding crisis of 2011. In both, de-risking and de-leveraging dynamics have played prominently in market tumult. In addition, faltering confidence in credit instruments was back at the heart of acute global financial stress. Once again, a dramatic tightening of financial conditions risked fomenting global recession.

Yet the Fund managers also discerned fundamental differences. Importantly, sovereign debt emerged at the epicenter of the current crisis of confidence. In contrast to private debt crises, sovereign credit impairment was not ameliorated through additional government debt issuance, debt guarantees or central bank monetization. And as demonstrated recently in Europe and Washington, it was extremely difficult for policymakers to fashion a consensus and implement a strategy to effectively deal with government borrowing excesses, debt overhang issues, and their inevitable financial and economic consequences.

1	The S&P 500 is a broad-based market index that measures the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and investments cannot be made in an index.
2	The S&P 500 Inverse Daily Index is designed to provide the inverse performance of the S&P 500, representing a short position in the index.
3	The S&P 400 Mid-Cap Index is an unmanaged capitalization weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market.
4	The Russell 2000® Index is an unmanaged capitalization weighted index of common stocks representing all major industries in the small cap-range of the U.S. stock market.
5	The Fund regularly makes short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested. The Fund may also use options and futures contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. However, a mutual fund investor's risk is limited to the amount of investment in a mutual fund. The Fund may also hold restricted securities purchased through private placements. Such securities may be difficult to sell without experiencing delays or additional costs. Please see the Prospectus for further details. Considering the increased risks, the Fund may not be suitable for all investors.
6	Beta analyzes the market risk of a fund by showing how responsive the fund is to the market. The beta of the market is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the market in up markets and 10% worse in down markets. Usually the higher betas represent riskier investments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT1

The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0002 in the Federated Prudent Bear Fund (the “Fund”) from September 30, 2001 to September 30, 2011, compared to the Standard & Poor's 500 Index (S&P 500)3 and the S&P 500 Inverse Daily Index (S&P 500 Inverse).3

Average Annual Total Returns for the Period Ended 9/30/2011

(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #2)

Share Class	1 Year	5 Years	10 Years
Class A Shares	-7.61%	0.42%	0.95%
Class C Shares	-3.92%	0.77%	0.74%
Institutional Shares	-1.96%	1.68%	1.59%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Growth of a $10,000 Investment – class a shares

Annual Shareholder Report

Growth of a $10,000 Investment – class C shares

  Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

Growth of a $10,000 Investment – Institutional shares

1	Federated Prudent Bear Fund is the successor to Prudent Bear Fund pursuant to a reorganization that took place on December 5, 2008. The information presented above for periods prior to December 5, 2008, for Class A Shares and Institutional Shares is historical information for the No Load Shares of Prudent Bear Fund. The information presented above for periods prior to December 5, 2008, for Class C Shares is historical information for the Class C Shares of Prudent Bear Fund. Effective December 8, 2008, a maximum sales charge of 5.50% for newly purchased Class A Shares was implemented. The line graphs above reflect any front-end sales charges, as applicable, as of the date of the initial investment. The Average Annual Total Returns reflect the current sales charges applicable to each class.
2	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% is effective for newly purchased shares beginning on December 8, 2008; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the S&P 500 Inverse have been adjusted to reflect reinvestment of dividends on securities in the indexes.
3	The S&P 500 and the S&P 500 Inverse are not adjusted to reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The S&P 500 and the S&P 500 Inverse are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)

At September 30, 2011, the Fund's portfolio composition was as follows:

Percentage of Total Net Assets
Securities Sold Short	(30.7)%
Derivative Contracts — Short (notional value)[1]	(52.8)%
U.S. Treasury Securities	75.3%
U.S. Treasury Securities Held as Collateral for Securities Sold Short	8.3%
Common Stock	2.5%
Other Securities[2]	1.4%
Cash Equivalents[3]	9.1%
Adjustment for Derivative Contracts (notional value)[1]	55.1%
Collateral on Deposit for Securities Sold Short	31.4%
Other Assets and Liabilities — Net[4]	0.4%
TOTAL	100.0%

Annual Shareholder Report

At September 30, 2011, the Fund's sector composition5 for its short positions was as follows:

Sector Composition	Percentage of Total Securities Sold Short[6]
Broad Equity Index	63.2%
Information Technology	11.0%
Consumer Discretionary	10.7%
Health Care	4.4%
Industrials	4.0%
Consumer Staples	2.9%
Financials	2.0%
Other[7]	1.2%
Telecommunication Services	0.2%
Utilities	0.2%
Energy	0.1%
Materials	0.1%
TOTAL	100.0%
1	Derivative contracts may consist of futures, forwards, options and swaps. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
2	Other Securities include warrants and purchased put options.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, securities sold short, derivative contracts and collateral on deposit for securities sold short, less liabilities. See Statement of Assets and Liabilities.
5	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.
6	Includes any short positions on futures contracts.
7	Other includes exchange-traded funds.
Annual Shareholder Report

Portfolio of Investments

September 30, 2011

Shares or Principal Amount			Value
		COMMON STOCKS – 2.5%
		Energy – 0.2%
200,000	[1]	BNK Petroleum, Inc.	488,596
350,000	[1]	Bankers Petroleum Ltd.	1,169,005
195,000	[1]	Coastal Energy Co.	1,786,430
		TOTAL	3,444,031
		Materials – 2.3%
3,500,000	[1]	Abacus Mining & Exploration Corp.	551,102
32,400		Agnico Eagle Mines Ltd.	1,928,448
64,000	[1]	Allied Nevada Gold Corp.	2,308,007
640,000	[1]	Ampella Mining Ltd.	1,160,335
31,875	[1,2,3,4]	Barisan Gold Corp.	14,479
15,000		Barrick Gold Corp.	699,750
500,000		Callinan Mines Ltd.	1,145,147
925,000	[1]	Centamin Egypt Ltd.	1,403,521
27,300		Cia de Minas Buenaventura SA, Class B, ADR	1,030,302
175,000	[1]	Corvus Gold, Inc.	86,840
55,000	[1]	Detour Gold Corp.	1,432,866
419,396	[1]	Duluth Metals Ltd.	924,520
300,000	[1]	Fortuna Silver Mines, Inc.	1,488,692
57,100		Goldcorp, Inc., Class A	2,606,044
300,000	[1]	Grayd Resource Corp.	741,483
115,000	[1]	Guyana Goldfields, Inc.	862,582
115,000		IAMGOLD Corp.	2,285,953
70,925	[1]	Imperial Metals Corp.	1,296,806
75,000	[1]	Kaminak Gold Corp.	221,872
675,000	[1]	MacArthur Minerals Ltd.	818,065
75,000	[1]	Mag Silver Corp.	586,888
2,800,000	[1]	Magma Metals Ltd.	481,822
450,000	[1]	Mansfield Minerals, Inc.	609,791
120,000		Medusa Mining Ltd.	784,385
Annual Shareholder Report

Shares or Principal Amount			Value
500,000	[1]	Minera Andes, Inc.	887,489
200,000	[1]	Mountain Province Diamonds, Inc.	809,238
27,600		Newmont Mining Corp.	1,736,040
110,000	[1]	Osisko Mining Corp.	1,392,976
500,000	[1]	Perseus Mining Ltd.	1,467,808
1,521,500	[1]	Radius Gold, Inc.	537,222
12,100		Randgold Resources Ltd., ADR	1,170,312
850,000	[1]	Rockgate Capital Corp.	835,480
500,000	[1]	Romarco Minerals, Inc.	567,802
39,500		Royal Gold, Inc.	2,530,370
183,333	[1]	Silver Range Resources, Ltd.	167,956
27,003		Silver Wheaton Corp.	797,277
800,000	[1]	Trevali Mining Corp.	694,723
202,000		Yamana Gold, Inc.	2,759,320
		TOTAL	41,823,713
		TOTAL COMMON STOCKS (IDENTIFIED COST $43,301,807)	45,267,744
		WARRANTS – 0.0%
		Materials – 0.0%
43,500	[1]	Chesapeake Gold Corp., Warrants	313,585
27,960	[1,2]	Duluth Metals Ltd., Warrants	26,682
412,500	[1]	Kootenay Gold, Inc., Warrants	70,699
250,000	[1]	Kootenay Gold, Inc., Warrants	40,271
15,625	[1]	Pan American Silver Corp., Warrants	98,767
56,471	[1]	Pan American Silver Corp., Warrants	491,494
41,667	[1]	Silver Range Resources, Ltd., Warrants	13,519
		TOTAL WARRANTS (IDENTIFIED COST $628,809)	1,055,017
		U.S. Treasury – 83.6%
		U.S. Treasury Bills – 13.8%
$150,000,000	[5,6]	United States Treasury Bill, 0.010%, 10/27/2011	149,998,995
100,000,000	[5]	United States Treasury Bill, 0.015%, 12/1/2011	99,998,360
		TOTAL	249,997,355
Annual Shareholder Report

Shares or Principal Amount			Value
		U.S. Treasury Notes – 69.8%
$100,000,000		United States Treasury Note, 0.875%, 1/31/2012	100,271,480
366,000,000		United States Treasury Note, 1.00%, 10/31/2011	366,271,645
547,000,000		United States Treasury Note, 1.125%, 12/15/2011	548,207,229
250,000,000		United States Treasury Note, 1.375%, 2/15/2012	251,201,175
		TOTAL	1,265,951,529
		TOTAL U.S. TREASURY (IDENTIFIED COST $1,516,019,584)	1,515,948,884
		Purchased PUT Options – 1.4%
17,000	[1]	SPDR S&P 500 ETF Trust, Strike Price $120.00, Expiration Date 12/17/2011	19,609,500
8,000	[1]	SPDR S&P 500 ETF Trust, Strike Price $110.00, Expiration Date 12/17/2011	5,376,000
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $10,267,280)	24,985,500
		MUTUAL FUND – 9.1%
165,806,364	[7,8]	Federated U.S. Treasury Cash Reserves, Institutional Shares, 0.00% (AT NET ASSET VALUE)	165,806,364
		TOTAL INVESTMENTS — 96.6% (IDENTIFIED COST $1,736,023,844)[9]	1,753,063,509
		OTHER ASSETS AND LIABILITIES - NET — 3.4%[10]	61,007,403
		TOTAL NET ASSETS — 100%	$1,814,070,912
Annual Shareholder Report

SECURITIES SOLD SHORT

Shares		Value
158,000	Adobe Systems, Inc.	$3,818,860
130,000	Adtran, Inc.	3,439,800
400,000	Advanced Micro Devices, Inc.	2,032,000
100,000	AES Corp.	976,000
261,000	Akamai Technologies, Inc.	5,188,680
90,000	Alcoa, Inc.	861,300
83,000	Altera Corp.	2,616,990
30,000	American Tower Corp.	1,614,000
1,150,000	Amex Financial Select Standard & Poor Depository Receipt	13,604,500
51,000	Analog Devices, Inc.	1,593,750
46,000	ASML Holding N.V., ADR	1,588,840
158,000	Autodesk, Inc.	4,389,240
898,000	Avon Products, Inc.	17,600,800
198,000	Bard C.R., Inc.	17,332,920
160,000	Brinker International, Inc.	3,347,200
220,000	C.H. Robinson Worldwide, Inc.	15,063,400
313,000	CA, Inc.	6,075,330
517,000	CarMax, Inc.	12,330,450
100,000	Carnival Corp.	3,030,000
595,000	CBS Corp. New, Class B	12,126,100
35,000	CenturyLink, Inc.	1,159,200
50,000	Chesapeake Energy Corp.	1,277,500
222,650	CIENA Corp.	2,493,680
104,000	Citrix Systems, Inc.	5,671,120
60,000	Comcast Corp., Class A	1,254,000
174,000	Community Health Systems, Inc.	2,895,360
220,000	ConAgra Foods, Inc.	5,328,400
504,000	Constellation Brands, Inc., Class A	9,072,000
302,000	Corning, Inc.	3,732,720
330,000	Darden Restaurants, Inc.	14,107,500
403,000	Dell, Inc.	5,702,450
40,000	Edison International	1,530,000
238,000	EMC Corp.	4,995,620
360,000	Expeditors International Washington, Inc.	14,598,000
61,000	F5 Networks, Inc.	4,334,050
81,000	First Solar, Inc.	5,120,010
171,000	Fiserv, Inc.	8,681,670
450,000	Flextronics International Ltd.	2,533,500
60,000	Fossil, Inc.	4,863,600
Annual Shareholder Report

Shares		Value
297,000	Gannett Co., Inc.	$2,830,410
330,000	Gap The, Inc.	5,359,200
570,000	General Motors Co.	11,502,600
80,000	Goodyear Tire & Rubber Co.	807,200
335,000	Harley-Davidson, Inc.	11,500,550
400,000	HCA, Inc.	8,064,000
312,000	Hologic, Inc.	4,745,520
219,576	HSBC Holdings PLC, ADR	8,352,671
43,000	IBM Corp.	7,526,290
50,000	International Paper Co.	1,162,500
200,000	Jabil Circuit, Inc.	3,558,000
340,000	Juniper Networks, Inc.	5,868,400
43,000	KLA-Tencor Corp.	1,646,040
44,000	Lam Research Corp.	1,671,120
160,000	Lexmark International Group, Class A	4,324,800
270,000	Manpower, Inc.	9,077,400
466,000	Masco Corp.	3,317,920
173,000	Microsoft Corp.	4,305,970
85,000	Molex, Inc.	1,731,450
160,000	NetFlix, Inc.	18,105,600
100,000	Northern Trust Corp.	3,498,000
60,000	Novellus Systems, Inc.	1,635,600
280,000	NVIDIA Corp.	3,500,000
250,000	Omnicom Group, Inc.	9,210,000
300,000	ON Semiconductor Corp.	2,151,000
120,000	Oracle Corp.	3,448,800
336,000	PACCAR, Inc.	11,363,520
350,000	Paychex, Inc.	9,229,500
315,000	Penney J.C. Co., Inc.	8,435,700
178,000	Polycom, Inc.	3,269,860
752,000	Progressive Corp., OH	13,355,520
138,000	Red Hat, Inc.	5,831,880
179,000	Research in Motion Ltd.	3,633,700
265,000	Robert Half International, Inc.	5,623,300
398,000	Royal Caribbean Cruises Ltd.	8,612,720
119,000	SAP AG, ADR	6,023,780
585,000	Seagate Technology, Inc.	6,013,800
12,000	Simon Property Group, Inc.	1,319,760
114,000	SPDR S&P Retail ETF	5,269,080
250,000	Sprint Nextel Corp.	760,000
100,000	Stryker Corp.	4,713,000
Annual Shareholder Report

Shares		Value
300,000	Taiwan Semiconductor Manufacturing Co., ADR	$3,429,000
700,000	Tenet Healthcare Corp.	2,891,000
93,000	Texas Instruments, Inc.	2,478,450
60,000	Textron, Inc.	1,058,400
20,000	Time Warner Cable, Inc.	1,253,400
293,000	UBS AG	3,348,990
80,000	Universal Health Services, Inc., Class B	2,720,000
713,000	Urban Outfitters, Inc.	15,914,160
289,000	Varian Medical Systems, Inc.	15,074,240
230,000	Wal-Mart Stores, Inc.	11,937,000
237,000	Western Digital Corp.	6,095,640
162,000	Whirlpool Corp.	8,085,420
254,000	Williams-Sonoma, Inc.	7,820,660
10,000	Wynn Resorts Ltd.	1,150,800
150,000	Xerox Corp.	1,045,500
125,000	Xilinx, Inc.	3,430,000
159,000	Zimmer Holdings, Inc.	8,506,500
	TOTAL SECURITIES SOLD SHORT (PROCEEDS $595,270,295)	$556,575,861

At September 30, 2011, the Fund had the following outstanding futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[1] Russell 2000 Mini Index Short Futures	855	$54,848,250	December 2011	$5,392,912
[1] S&P 500 Index Short Futures	3,205	$902,207,500	December 2011	$36,270,783
UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$41,663,695

At September 30, 2011, the Fund had the following outstanding foreign exchange contracts:

Settlement Date	Foreign Currency Units to Deliver	In Exchange For	Unrealized Depreciation
Contracts Purchased:
10/4/2011	177,495 Canadian Dollar	$169,414	$(32)

Net Unrealized Appreciation/Depreciation on Futures Contracts, Foreign Exchange Contracts and Value of Securities Sold Short are included in “Other Assets and Liabilities — Net.”

1	Non-income producing security.
2	Market quotations and price evaluations are not available. Fair value is determined in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Trustees”).
3	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At September 30, 2011, this restricted security amounted to $14,479, which represented less than 0.1% of total net assets.
Annual Shareholder Report

4	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Trustees. At September 30, 2011, these liquid restricted securities amounted to $14,479, which represented less than 0.1% of total net assets.
5	Discount rate at time of purchase.
6	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
7	Affiliated holding.
8	7-Day net yield.
9	The cost of investments for federal tax purposes amounts to $1,748,872,560.
10	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of September 30, 2011, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$6,574,417	$ —	$ —	$6,574,417
International	34,784,498	3,894,350	14,479	38,693,327
Warrants	13,519	1,014,816	26,682	1,055,017
Debt Securities:
U.S. Treasury	—	1,515,948,884	—	1,515,948,884
Purchased Put Options	24,985,500	—	—	24,985,500
Mutual Fund	165,806,364	—	—	165,806,364
TOTAL SECURITIES	$232,164,298	$1,520,858,050	$41,161	$1,753,063,509
OTHER FINANCIAL INSTRUMENTS*	$(514,912,198)	$ —	$ —	$(514,912,198)
*	Other financial instruments include securities sold short, futures contracts and foreign exchange contracts.

Annual Shareholder Report

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Common Stock — International Securities	Investments in Warrants
Balance as of October 1, 2010	$0	$0
Purchases[1]	0	0
Change in unrealized appreciation (depreciation)	14,479	26,682
Balance as of September 30, 2011	$14,479	$26,682
The total change in unrealized appreciation (depreciation) attributable to investments still held at September 30, 2011.	$14,479	$26,682
1	Shares acquired in conjunction with corporate actions on securities which were recorded at zero cost.

The following acronym is used throughout this portfolio:

ADR	— American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Annual Shareholder Report

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended September 30	2011	2010	2009[1]	2008	2007
Net Asset Value, Beginning of Period	$5.09	$5.74	$6.82	$5.96	$5.84
Income From Investment Operations:
Net investment income (loss)	(0.10)[2]	(0.12)[2]	(0.15)[2]	0.05	0.19
Net realized and unrealized gain (loss) on investments, short sales, futures contracts and foreign currency transactions	(0.01)	(0.53)	0.41	1.00	0.12
TOTAL FROM INVESTMENT OPERATIONS	(0.11)	(0.65)	0.26	1.05	0.31
Less Distributions:
Distributions from net investment income	—	—	—	(0.19)	(0.19)
Distributions from net realized gain on investments, short sales, futures contracts and foreign currency transactions	—	—	(1.33)	—	—
Return of capital[3]	—	—	(0.01)	—	—
TOTAL DISTRIBUTIONS	—	—	(1.34)	(0.19)	(0.19)
Redemption Fees	—	—	—	0.00[4]	0.00[4]
Net Asset Value, End of Period	$4.98	$5.09	$5.74	$6.82	$5.96
Total Return[5]	(2.16)%	(11.32)%	0.06%	17.98%	5.49%
Ratios to Average Net Assets:
Net expenses	2.29%[6]	2.42%[6]	2.84%[6]	2.56%[6]	2.33%[6]
Net expenses excluding dividends and other expenses related to short sales	1.74%[6]	1.72%[6]	1.73%[6]	1.72%[6]	1.76%[6]
Net investment income (loss)	(2.16)%	(2.31)%	(2.18)%	0.80%	3.31%
Expense waiver/reimbursement[7]	0.01%	0.01%	0.03%	0.04%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$949,893	$1,212,331	$1,079,143	$1,054,341	$747,610
Portfolio turnover	473%	379%	392%	277%	119%

Annual Shareholder Report

1	Prudent Bear Fund (the “Predecessor Fund”) was reorganized into Federated Prudent Bear Fund (the “Fund”) as of the close of business on December 5, 2008. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations. Beginning with the year ended September 30, 2009, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Represents a return of capital for federal income tax purposes.
4	Represents less than $0.01.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
6	The net expense ratios are calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.29%, 2.42%, 2.82%, 2.52% and 2.30%, after taking into account these expense reductions for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The net expense ratios excluding dividends and other expenses related to short sales are also calculated without reduction for these fees paid indirectly for expense offset arrangements.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended September 30	2011	2010	2009[1]	2008	2007
Net Asset Value, Beginning of Period	$4.75	$5.40	$6.52	$5.72	$5.62
Income From Investment Operations:
Net investment income (loss)	(0.13)[2]	(0.15)[2]	(0.19)[2]	0.01	0.14
Net realized and unrealized gain (loss) on investments, short sales, futures contracts and foreign currency transactions	(0.01)	(0.50)	0.41	0.96	0.11
TOTAL FROM INVESTMENT OPERATIONS	(0.14)	(0.65)	0.22	0.97	0.25
Less Distributions:
Distributions from net investment income	—	—	—	(0.17)	(0.15)
Distributions from net realized gain on investments, short sales, futures contracts and foreign currency transactions	—	—	(1.33)	—	—
Return of capital[3]	—	—	(0.01)	—	—
TOTAL DISTRIBUTIONS	—	—	(1.34)	(0.17)	(0.15)
Redemption Fees	—	—	—	0.00[4]	0.00[4]
Net Asset Value, End of Period	$4.61	$4.75	$5.40	$6.52	$5.72
Total Return[5]	(2.95)%	(12.04)%	(0.65)%	17.13%	4.61%
Ratios to Average Net Assets:
Net expenses	3.04%[6]	3.17%[6]	3.61%[6]	3.31%[6]	3.08%[6]
Net expenses excluding dividends and other expenses related to short sales	2.48%[6]	2.48%[6]	2.46%[6]	2.47%[6]	2.51%[6]
Net investment income (loss)	(2.91)%	(3.04)%	(3.03)%	0.09%	2.56%
Expense waiver/reimbursement[7]	0.01%	0.01%	0.03%	0.04%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$180,892	$197,495	$96,518	$65,831	$45,173
Portfolio turnover	473%	379%	392%	277%	119%

Annual Shareholder Report

1	The Predecessor Fund was reorganized into the Fund as of the close of business on December 5, 2008. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations. Beginning with the year ended September 30, 2009, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Represents a return of capital for federal income tax purposes.
4	Represents less than $0.01.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
6	The net expense ratios are calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 3.04%, 3.17%, 3.59%, 3.27% and 3.05%, after taking into account these expense reductions for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The net expense ratios excluding dividends and other expenses related to short sales are also calculated without reduction for these fees paid indirectly for expense offset arrangements.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended September 30,		Period Ended 9/30/2009[1]
	2011	2010
Net Asset Value, Beginning of Period	$5.11	$5.76	$6.91
Income From Investment Operations:
Net investment income (loss)	(0.09)[2]	(0.11)[2]	(0.13)[2]
Net realized and unrealized loss on investments, short sales, futures contracts and foreign currency transactions	(0.01)	(0.54)	(1.02)
TOTAL FROM INVESTMENT OPERATIONS	(0.10)	(0.65)	(1.15)
Net Asset Value, End of Period	$5.01	$5.11	$5.76
Total Return[3]	(1.96)%	(11.28)%	(16.64)%
Ratios to Average Net Assets:
Net expenses	2.05%[4]	2.14%[4]	2.73%[4,5]
Net expenses excluding dividends and other expenses related to short sales	1.49%[4]	1.49%[4]	1.50%[4,5]
Net investment income (loss)	(1.92)%	(2.00)%	(2.59)%[5]
Expense waiver/reimbursement[6]	0.01%	0.01%	0.02%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$683,286	$585,911	$98,732
Portfolio turnover	473%	379%	392%[7]
1	Reflects operations for the period from December 8, 2008 (date of initial investment) to September 30, 2009.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratios are calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.05%, 2.14% and 2.72%, after taking into account these expense reductions for the years ended September 30, 2011 and 2010, and the period ended September 30, 2009, respectively. The net expense ratios excluding dividends and other expenses related to short sales are also calculated without reduction for these fees paid indirectly for expense offset arrangements.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended September 30, 2009.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

September 30, 2011

Assets:
Total investments in securities, at value including $165,806,364 of investments in an affiliated holding (Note 5) (identified cost $1,736,023,844)		$1,753,063,509
Cash		689
Cash denominated in foreign currencies (identified cost $18,358)		17,711
Deposit at broker for short sales		570,486,035
Income receivable		3,946,009
Receivable for investments sold		35,983,932
Receivable for shares sold		23,926,553
Receivable for daily variation margin		24,841,004
TOTAL ASSETS		2,412,265,442
Liabilities:
Securities sold short, at value (proceeds $595,270,295)	$556,575,861
Dividends payable on short positions	371,380
Payable for investments purchased	36,629,711
Payable for shares redeemed	3,619,813
Unrealized depreciation on foreign exchange contracts	32
Payable for distribution services fee (Note 5)	106,978
Payable for shareholder services fee (Note 5)	381,733
Accrued expenses	509,022
TOTAL LIABILITIES		598,194,530
Net assets for 366,323,348 shares outstanding		$1,814,070,912
Net Assets Consist of:
Paid-in capital		$2,206,552,021
Net unrealized appreciation of investments, short sales, futures contracts and translation of assets and liabilities in foreign currency		97,401,791
Accumulated net realized loss on investments, short sales, futures contracts and foreign currency transactions		(489,050,227)
Distributions in excess of net investment income/Accumulated net investment income (loss)		(832,673)
TOTAL NET ASSETS		$1,814,070,912
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($949,892,867 ÷ 190,822,713 shares outstanding), no par value, unlimited shares authorized	$4.98
Offering price per share (100/94.50 of $4.98)	$5.27
Redemption proceeds per share	$4.98
Class C Shares:
Net asset value per share ($180,891,779 ÷ 39,206,978 shares outstanding), no par value, unlimited shares authorized	$4.61
Offering price per share	$4.61
Redemption proceeds per share (99.00/100 of $4.61)	$4.56
Institutional Shares:
Net asset value per share ($683,286,266 ÷ 136,293,657 shares outstanding), no par value, unlimited shares authorized	$5.01
Offering price per share	$5.01
Redemption proceeds per share	$5.01

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended September 30, 2011

Investment Income:
Dividends (including $3,069 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $7,380)		$431,989
Interest		1,483,146
TOTAL INCOME		1,915,135
Expenses:
Investment adviser fee (Note 5)	$18,925,500
Administrative fee (Note 5)	1,182,920
Custodian fees	107,517
Transfer and dividend disbursing agent fees and expenses	1,859,843
Directors'/Trustees' fees	15,696
Auditing fees	30,596
Legal fees	5,835
Portfolio accounting fees	181,183
Distribution services fee (Note 5)	1,269,658
Shareholder services fee (Note 5)	2,556,922
Share registration costs	200,658
Printing and postage	133,581
Insurance premiums	8,404
Dividends and other expenses related to short sales	8,406,298
Miscellaneous	10,717
TOTAL EXPENSES	34,895,328
Annual Shareholder Report

Statement of Operations — continued
Reimbursement, Waiver and Reduction:
Reimbursement of investment adviser fee (Note 5)	$(46,123)
Waiver of administrative fee (Note 5)	(30,736)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(96,388)
TOTAL REIMBURSEMENT, WAIVER AND REDUCTION		$(173,247)
Net expenses			$34,722,081
Net investment income (loss)			(32,806,946)
Realized and Unrealized Gain (Loss) on Investments, Short Sales, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized gain of $1,183,830 on sale of investments in affiliated holdings (Note 5))			54,629,558
Net realized loss on short sales			(51,015,000)
Net realized loss on futures contracts			(140,948,431)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(29,022,796)
Net change in unrealized depreciation of short sales			61,378,746
Net change in unrealized depreciation of futures contracts			78,535,787
Net realized and unrealized loss on investments, short sales, futures contracts and foreign currency transactions			(26,442,136)
Change in net assets resulting from operations			$(59,249,082)

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended September 30	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(32,806,946)	$(39,066,140)
Net realized loss on investments, short sales, futures contracts and foreign currency transactions	(137,333,873)	(252,231,800)
Net change in unrealized appreciation/depreciation of investments, short sales, futures contracts and translation of assets and liabilities in foreign currency	110,891,737	60,455,712
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(59,249,082)	(230,842,228)
Share Transactions:
Proceeds from sale of shares	1,406,111,246	2,460,332,069
Cost of shares redeemed	(1,528,528,490)	(1,508,145,275)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(122,417,244)	952,186,794
Change in net assets	(181,666,326)	721,344,566
Net Assets:
Beginning of period	1,995,737,238	1,274,392,672
End of period (including distributions in excess of net investment income/accumulated net investment income (loss) of $(832,673) and $(7,437,655), respectively)	$1,814,070,912	$1,995,737,238

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

September 30, 2011

1. ORGANIZATION

Federated Equity Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of the Federated Prudent Bear Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities including shares of exchange-traded funds listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Annual Shareholder Report

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those Annual Shareholder Report terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class C Shares and Institutional Shares may bear distribution services fees and shareholder services fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended September 30, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of September 30, 2011, the following tax years remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America (2008 through 2011), the state of Maryland (2008) and the Commonwealth of Massachusetts (2009 and 2011).

Annual Shareholder Report

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield, manage duration and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

The average notional amount of long and short Futures contracts held by the Fund throughout the period was $0 and $821,057,362, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.

Foreign Exchange Contracts

The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $915 and $756, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.

Annual Shareholder Report

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Option Contracts

The Fund buys or sells put and call options to maintain flexibility, produce income or hedge. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.

At September 30, 2011, the Fund had no outstanding written option contracts.

The average notional amount of purchased options held by the Fund throughout the period was $5,152,423. This is based on the contracts held as of each month-end throughout the fiscal period.

Short Sales

In a short sale, the Fund sells a security it does not own in anticipation of a decline in the fair market value of the security. When the Fund sells a security short, it must borrow the security in order to deliver it at the completion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Annual Shareholder Report

The Fund has an obligation to replace the borrowed security (e.g., to purchase the security at a future date and deliver it to the lender of the security). While the security is borrowed, the proceeds from the sale are deposited with the lender (“Prime Broker”). The Fund may incur two types of expenses from short sales: borrowing expenses and dividend expenses. Borrowing expenses may occur because the Fund may be obligated to pay fees to the Prime Broker on borrowed securities. This fee is normally based upon the market value of the borrowed security and is dependent upon the availability of the security. Dividend expenses may occur because the Fund has to pay the Prime Broker the equivalent of any dividends earned on the borrowed security.

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Receivable for daily variation margin	$41,663,695*	—	—
Foreign exchange contracts	—	—	Unrealized depreciation on foreign exchange contracts	$32
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$41,663,695		$32

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Options Purchased	Total
Equity contracts	$(140,948,431)	$17,087	$(12,497,740)	$(153,429,084)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Options Purchased	Total
Equity contracts	$78,535,787	$3,659	$(16,037,020)	$62,502,426

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended September 30	2011		2010
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	136,071,214	$638,389,666	285,968,180	$1,554,891,804
Shares redeemed	(183,382,337)	(856,929,918)	(235,697,656)	(1,245,584,477)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(47,311,123)	$(218,540,252)	50,270,524	$309,307,327
Year Ended September 30	2011		2010
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	16,255,161	$70,993,871	33,642,033	$170,008,422
Shares redeemed	(18,598,248)	(80,619,840)	(9,951,764)	(49,491,557)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(2,343,087)	$(9,625,969)	23,690,269	$120,516,865
Year Ended September 30	2011		2010
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	147,672,907	$696,727,709	137,773,705	$735,431,843
Shares redeemed	(125,940,591)	(590,978,732)	(40,353,512)	(213,069,241)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	21,732,316	$105,748,977	97,420,193	$522,362,602
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(27,921,894)	$(122,417,244)	171,380,986	$952,186,794
Annual Shareholder Report

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, dividends paid on short positions, passive foreign investment company adjustments and net operating loss.

For the year ended September 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(29,705,297)	$39,411,928	$(9,706,631)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$42,889,380
Capital loss carryforwards and deferrals	$(435,370,489)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At September 30, 2011, the cost of investments for federal tax purposes was $1,748,872,560. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates, outstanding foreign currency commitments, short sales and futures contracts was $4,190,949. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $55,651,933 and net unrealized depreciation from investments for those securities having an excess of cost over value of $51,460,984.

At September 30, 2011, the Fund had a capital loss carryforward of $424,946,510 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2018	$68,635,173
2019	$356,311,337

Annual Shareholder Report

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Under current tax regulations, capital losses on securities transactions and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2011, for federal income tax purposes, post October losses of $10,376,662 on securities transactions and $47,317 on foreign currency transactions were deferred to October 1, 2011.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended September 30, 2011, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $30,736 of its fee.

Annual Shareholder Report

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary wavier at any time at its sole discretion. For the year ended September 30, 2011, distribution services fees for the Fund were as follows:

Distribution Services Fees Incurred
Class C Shares	$1,269,658

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended September 30, 2011, FSC retained $644,350 of fees paid by the Fund. For the year ended September 30, 2011, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended September 30, 2011, FSC retained $151,387 in sales charges from the sale of Class A Shares. FSC also retained $5,965 of CDSC relating to redemptions of Class A Shares and $77,824 relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for Service Fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended September 30, 2011, Service Fees for the Fund were as follows:

Service Fees Incurred
Class A Shares	$2,144,099
Class C Shares	412,823
TOTAL	$2,556,922

For the year ended September 30, 2011, FSSC received $124,269 of fees paid by the Fund.

Annual Shareholder Report

Interfund Transactions

During the year ended September 30, 2011, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $0 and $1,688,980, respectively.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions Involving Affiliated Companies and Affiliated Holdings

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares. Transactions with an affiliated company during the year ended September 30, 2011, were as follows:

Affiliate	Balance of Shares Held 9/30/2010	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/2011	Value	Dividend Income
*MacArthur Minerals Ltd.	1,500,000	—	825,000	675,000	$818,065	$ —
*	At September 30, 2011 the Fund no longer has ownership of at least 5% of the voting shares.

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended September 30, 2011, the Adviser reimbursed $46,123. Transactions involving the affiliated holding during the year ended September 30, 2011, were as follows:

Federated U.S. Treasury Cash Reserves, Institutional Shares
Balance of Shares Held 9/30/2010	128,957,391
Purchases/Additions	2,339,097,963
Sales/Reductions	2,302,248,990
Balance of Shares Held 9/30/2011	165,806,364
Value	$165,806,364
Dividend Income	$3,069

6. EXPENSE Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended September 30, 2011, the Fund's expenses were reduced by $96,388 under these arrangements.

Annual Shareholder Report

7. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended September 30, 2011, were as follows:

Purchases	$2,559,950,944
Sales	$2,788,407,061

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of September 30, 2011, there were no outstanding loans. During the year ended September 30, 2011, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of September 30, 2011, there were no outstanding loans. During the year ended September 30, 2011, the program was not utilized.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. At this time, management is evaluating the implications of adopting ASU No. 2011-03 and its impact on the Fund's financial statements and the accompanying notes, net assets and results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. At this time, management is evaluating the implications of adopting ASU No. 2011-04 and its impact on the Fund's financial statements and the accompanying notes.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF Trustees OF THE federated Equity funds AND SHAREHOLDERS OF federated prudent bear fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Prudent Bear Fund (the “Fund”), a portfolio of Federated Equity Funds, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to October 1, 2008, were audited by other independent registered public accountants whose report thereon dated November 13, 2008, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Prudent Bear Fund as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2011

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,126.70	$12.26
Class C Shares	$1,000	$1,121.70	$16.22
Institutional Shares	$1,000	$1,125.80	$10.98
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,013.54	$11.61
Class C Shares	$1,000	$1,009.78	$15.37
Institutional Shares	$1,000	$1,014.74	$10.40
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	2.30%
Class C Shares	3.05%
Institutional Shares	2.06%
Annual Shareholder Report

Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2010, the Trust comprised 13 portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund, both charitable non-profit organizations.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Qualifications: Legal, government, business management and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

Qualifications: Business management, education and director experience.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 Treasurer Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Began serving: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Douglas C. Noland Birth Date: December 2, 1962 VICE PRESIDENT Began serving: February 2011	Principal Occupations: Douglas C. Noland has been the Fund's Portfolio Manager since January 1999. He is Vice President of the Fund. Mr. Noland joined Federated in December 2008 and was named a Senior Vice President of the Fund's Adviser in December 2008. Prior to joining Federated, Mr. Noland was employed with David Tice & Associates, Inc. where he served as an Assistant Portfolio Manager and strategist of Prudent Bear Fund and Prudent Global Income Fund from January 1999. From 1990 through 1998, Mr. Noland worked as a trader, portfolio manager and analyst for short-biased hedge funds including G. W. Ringoen & Associates from January 1990 to September 1996, Fleckenstein Capital from September 1996 to March 1997 and East Shore Partners, Inc. from October 1997 to December 1998. Mr. Noland earned a B.S. in Accounting and Finance from the University of Oregon and an M.B.A. from Indiana University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2011

federated prudent bear fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2011. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

Annual Shareholder Report

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above at the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are reasonable and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes Annual Shareholder Report were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report

Notes [Page Intentionally Left Blank]

Notes [Page Intentionally Left Blank]

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Prudent Bear Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172354
Cusip 314172347
Cusip 314172339

41202 (11/11)

Federated is a registered trademark of Federated Investors, Inc.
2011  © Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $350,500

Fiscal year ended 2010 - $379,900

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $97

Fiscal year ended 2010 - $7,510

Fiscal year ended 2011- Travel to Audit Committee Meeting. Fiscal year ended 2010- Travel to Audit Committee Meeting and audit procedures in connection with fund reorganization.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $2,328 and $7,289 respectively. Fiscal year ended 2011- Audit consent fee related to N-14 merger document. Fiscal year ended 2010- Audit consent fees related to N-14 merger filing and new share class prospectus.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $18,277 and $0 respectively. Fiscal year ended 2011- Tax preparation fees for fiscal year end 2010.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $41,364 and $118,702 respectively. Fiscal year ended 2011- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2010- Fees related to technical assistance and valuation matters for fund acquisitions and service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2) Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3) Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) NA

(g) Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2011 - $519,388

Fiscal year ended 2010 - $663,073

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Annual Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Equity Funds

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date November 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date November 17, 2011

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date November 17, 2011